OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  January 31, 2017
                                                 Estimated average burden
                                                 hours per response.....20.6




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2015 through April 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                         Pioneer Global Multisector
                         Income Fund

--------------------------------------------------------------------------------
                         Semiannual Report | April 30, 2016
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     PGABX
                         Class C     PGCBX
                         Class Y     PGYBX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          35

Notes to Financial Statements                                                 42

Trustees, Officers and Service Providers                                      61

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 1

President's Letter

Dear Shareowner,

Global financial markets began 2016 on shaky footing, delivering the kind of volatility that challenged investors in 2015. US equities fell by 10% through the first six weeks of the year, only to recover the losses by the end of the first quarter. Fixed-income markets were also acutely affected, with concerns about falling oil prices and a weak global economy leading to a sell-off in credit-sensitive sectors, especially high-yield bonds, as investors fled to the perceived safety of government bonds. Like equities, credit markets recovered much of their lost ground by the end of the first quarter.

Midway through the first quarter, market sentiment shifted, as expectations grew that major central banks would extend their accommodative monetary policies in the hopes of driving economic growth. The US Federal Reserve (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The Bank of Japan also followed a monetary easing path, announcing negative interest rates in January.

As 2016 moves along, we continue to see central bank policies as generally supportive of the US economy - for which we maintain an expectation of modest growth this year - against an overall global economic backdrop that remains unsettled and points towards generally lower growth. Economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
April 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 3

Portfolio Management Discussion | 4/30/16

US Treasuries rallied strongly during the six-month period ended April 30, 2016, a period that featured contrasting trends and saw the prices of oil and other commodities finally show strength after a prolonged slump, while the US dollar weakened against some foreign currencies. In the following interview, Charles Melchreit and Paresh Upadhyaya discuss the factors that affected the performance of Pioneer Global Multisector Income Fund during the six-month period. Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, and Mr. Upadhyaya, a senior vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund, along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, US, and a portfolio manager at Pioneer, and Andrew Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer.

Q    How did the Fund perform during the six-month period ended April 30, 2016?

A Pioneer Global Multisector Income Fund's Class A shares returned 2.76% at net asset value during the six-month period ended April 30, 2016, while the Fund's benchmark, the Barclays Global Aggregate Bond Index (the Barclays Index), returned 6.09%. During the same period, the average return of the 212 mutual funds in Lipper's Global Income Funds category was 3.37%, and the average return of the 378 mutual funds in Morningstar's World Bond Funds category was 4.04%.

Q What elements of the Fund's positioning had the biggest effects on benchmark-relative returns during the six-month period ended April 30, 2016, both positively and negatively?

A The Fund's performance lagged that of the benchmark Barclays Index, largely due to the portfolio's overweight to the US dollar (USD) as well as a short-duration position relative to the benchmark, as the USD weakened and interest rates declined during the six-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) Also undermining the Fund's benchmark-relative performance were the portfolio's underweight positions in both Japanese bonds and the Japanese yen, as yields fell further into negative territory and the yen unexpectedly strengthened. Security selection in industrials was another

4 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 detractor from benchmark-relative results during the period, especially the Fund's investments in securities of US energy, and mining and metals companies.

     At the start of the period, we anticipated that the US Federal Reserve (the
     Fed) would tighten domestic monetary policy and raise short-term interest rates several times. Based on that belief, we maintained an overweight to the USD - which had benefited the Fund's performance in the prior two years
     - and kept the portfolio's duration short relative to the Barclays Index's duration. Both the currency positioning and the duration stance of the Fund proved to be significant detractors from benchmark-relative returns, however, as the Fed adopted a more dovish stance on interest rates in the wake of its 0.25% hike in the Federal funds rate in December 2015. The Fed's cautious tone caused investors to postpone their expectation of when the next rate hike might occur, and so as market interest rates declined, the USD weakened, shorter-duration portfolios lagged portfolios with longer durations, and the Fund underperformed its benchmark over the six-month period. In addition, as noted earlier, the prices of oil and other commodities, which had been slumping almost constantly since the latter part of 2014, began to rise in mid-February and continued to rally through March and April. The new strength in commodity prices arose from investors' increased confidence about the state of the global economy, and a belief that the supply/demand imbalance in the oil market, in particular, was beginning to correct.

     The Fund's benchmark-relative performance received a boost during the period from sector allocation, especially an overweighting of corporate bonds in the industrial and financial sectors, including a small allocation to European industrial bonds, which rallied as the European Central Bank
     (ECB) extended its quantitative easing bond-buying program to include bonds in that sector.

Q What were the principal factors affecting the Fund's yield, or dividend*, during the six-month period ended April 30, 2016?

A The Fund's dividend declined during the six-month period due to the global rally in bonds that accompanied falling market interest rates. As rates declined, any newer investments in the portfolio were increasingly likely to provide less current interest income than the older investments that either reached maturity, or were sold.

*    Dividends are not guaranteed.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 5

Q Did the Fund invest in any derivative securities during the six-month period ended April 30, 2016? If so, did these investments affect the Fund's relative performance?

A We did invest in some currency forward transactions during the period in an attempt to hedge the effects of currency fluctuations on the relative value of the USD. The derivative investments had a minor negative effect on relative performance.

Q What is your investment outlook, and how has the outlook influenced your strategy?

A We think the capital markets have become a little too complacent about the cautiousness of the Fed. While the markets seem to have priced securities on the expectation that the Fed will not raise the Federal funds rate in 2016, we think it is more likely that the Fed will increase rates at least once and perhaps even twice before the end of this year. Given that view, we plan to keep the portfolio's duration short relative to the Barclays Index to protect the value of principal against rising rates. Meanwhile, we have reduced the Fund's exposure to the USD, but the portfolio remains overweight.

     We are becoming more positive about the potential opportunities in emerging markets sovereign debt, as we think markets, in general, are overly pessimistic about the global economic outlook. We also believe the major central banks around the world are likely to continue easing monetary policy, which can encourage growth and put less pressure on the emerging markets. In addition, political changes in Argentina and Brazil appear to have dramatically boosted investors' confidence that deep structural issues in those countries will be addressed.

     Economic growth trends in China remain a concern, however, although we believe the central government there is likely to become more accommodative as it attempts to encourage growth, even despite continued worries about private debt. We believe China still has the ability to contain its problems, though, and could even ease monetary policy to stimulate more growth.

6 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

Please refer to the Schedule of Investments on pages 16-34 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctu-ating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

Floating rate loans and similar instruments may be illiquid or less liquid than other instruments, and the value of any collateral can decline or be insufficient to meet the issuer's obligations.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 7

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

Portfolio Summary | 4/30/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                   42.1%
U.S. Corporate Bonds                                                       18.8%
International Corporate Bonds                                              15.3%
U.S. Government Securities                                                 13.0%
Collateralized Mortgage Obligations                                         6.1%
Municipal Bonds                                                             1.6%
Asset Backed Securities                                                     1.1%
Senior Secured Loans                                                        0.9%
U.S. Preferred Stocks                                                       0.6%
Convertible Preferred Stocks                                                0.3%
Convertible Corporate Bonds                                                 0.2%

* Includes investment in Insurance Linked Securities totaling 0.5% of total investment portfolio.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings based on country of domicile)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

United States                                                              41.8%
New Zealand                                                                 6.2%
Canada                                                                      5.5%
Mexico                                                                      5.3%
Germany                                                                     5.2%
United Kingdom                                                              5.1%
Australia                                                                   2.9%
Argentina                                                                   2.8%
Norway                                                                      2.1%
Italy                                                                       1.7%
Cote D'Ivoire                                                               1.3%
Japan                                                                       1.3%
Nigeria                                                                     1.2%
Brazil                                                                      1.1%
Cayman Islands                                                              1.1%
Sweden                                                                      1.1%
Other (individually less than 1%)                                          14.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. Bundesrepublik Deutschland, 1.0%, 8/15/25                              5.11%
--------------------------------------------------------------------------------
 2. New Zealand Government Bond, 5.5%, 4/15/23                             3.67
--------------------------------------------------------------------------------
 3. United Kingdom Gilt, 1.75%, 7/22/19                                    2.66
--------------------------------------------------------------------------------
 4. New Zealand Government Bond, 4.5%, 4/15/27                             2.57
--------------------------------------------------------------------------------
 5. Canadian Government Bond, 2.25%, 6/1/25                                2.26
--------------------------------------------------------------------------------
 6. Canadian Government Bond, 1.75%, 9/1/19                                2.03
--------------------------------------------------------------------------------
 7. Australia Government Bond, 3.25%, 4/21/25                              1.50
--------------------------------------------------------------------------------
 8. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                  1.42
--------------------------------------------------------------------------------
 9. Norway Government Bond, 4.5%, 5/22/19                                  1.32
--------------------------------------------------------------------------------
10. International Bank for Reconstruction & Development, 3.5%, 1/22/21     1.27
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 9

Prices and Distributions | 4/30/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         4/30/16                       10/31/15
--------------------------------------------------------------------------------
           A                           $10.47                         $10.40
--------------------------------------------------------------------------------
           C                           $10.50                         $10.43
--------------------------------------------------------------------------------
           Y                           $10.57                         $10.50
--------------------------------------------------------------------------------

Distributions per Share: 11/1/15-4/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term          Long-Term
         Class            Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A             $0.2101                $ --                $ --
--------------------------------------------------------------------------------
           C             $0.1644                $ --                $ --
--------------------------------------------------------------------------------
           Y             $0.2245                $ --                $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-13.

10 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

Performance Update | 4/30/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Multisector Income Fund at public offering price during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                                                                     Barclays
                                        Net         Public           Global
                                        Asset       Offering         Aggregate
                                        Value       Price            Bond
Period                                  (NAV)       (POP)            Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)                            4.23%        3.66%           3.45%
5 years                                 2.23         1.30            1.46
1 year                                  1.01        -3.57            4.84
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                                        Gross       Net
--------------------------------------------------------------------------------
                                        2.67%       1.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Global                     Barclays Global
               Multisector Income Fund            Aggregate Bond Index
12/07          $  9,550                           $ 10,000
4/08           $  9,982                           $ 10,460
4/09           $  9,646                           $ 10,229
4/10           $ 11,020                           $ 11,176
4/11           $ 12,140                           $ 12,345
4/12           $ 12,509                           $ 12,752
4/13           $ 13,281                           $ 12,937
4/14           $ 13,162                           $ 13,147
4/15           $ 13,421                           $ 12,657
4/16           $ 13,556                           $ 13,270

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 11

Performance Update | 4/30/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                                                                      Barclays
                                                                      Global
                                                                      Aggregate
                                           If          If             Bond
Period                                     Held        Redeemed       Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)                               3.35%       3.35%          3.45%
5 years                                    1.35        1.35           1.46
1 year                                     0.11        0.11           4.84
-------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                                           Gross       Net
--------------------------------------------------------------------------------
                                           2.56%       1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Global                     Barclays Global
               Multisector Income Fund            Aggregate Bond Index
12/07          $ 10,000                           $ 10,000
4/08           $ 10,429                           $ 10,460
4/09           $  9,976                           $ 10,229
4/10           $ 11,309                           $ 11,176
4/11           $ 12,370                           $ 12,345
4/12           $ 12,640                           $ 12,752
4/13           $ 13,301                           $ 12,937
4/14           $ 13,088                           $ 13,147
4/15           $ 13,214                           $ 12,657
4/16           $ 13,229                           $ 13,270

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2017, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

Performance Update | 4/30/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                                                                      Barclays
                                                      Net             Global
                                                      Asset           Aggregate
                                                      Value           Bond
Period                                                (NAV)           Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)                                          4.48%           3.45%
5 years                                               2.56            1.46
1 year                                                1.29            4.84
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                                                      Gross           Net
--------------------------------------------------------------------------------
                                                      1.39%           0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer Global                     Barclays Global
               Multisector Income Fund            Aggregate Bond Index
12/07          $ 5,000,000                        $ 5,000,000
4/08           $ 5,227,750                        $ 5,229,772
4/09           $ 5,054,129                        $ 5,114,537
4/10           $ 5,790,645                        $ 5,588,203
4/11           $ 6,382,956                        $ 6,172,351
4/12           $ 6,610,228                        $ 6,375,830
4/13           $ 7,031,849                        $ 6,468,690
4/14           $ 6,994,963                        $ 6,573,437
4/15           $ 7,150,790                        $ 6,328,422
4/16           $ 7,242,780                        $ 6,634,971

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on actual returns from November 1, 2015, through April 30, 2016.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 11/1/15           $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 4/30/16                                   $1,027.60    $1,023.00    $1,028.70
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    5.04    $    9.25    $    3.78
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.84%, and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2015, through April 30, 2016.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 11/1/15           $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 4/30/16                                   $1,019.89    $1,015.71    $1,021.13
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    5.02    $    9.22    $    3.71
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.84%, and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 15

Schedule of Investments | 4/30/16 (unaudited)

------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                             CONVERTIBLE CORPORATE BONDS -- 0.3%
                             CAPITAL GOODS -- 0.1%
                             Electrical Components & Equipment -- 0.1%
         56,000              General Cable Corp., 4.5%, 11/15/29   (Step)               $       37,030
                                                                                        --------------
                             Total Capital Goods                                        $       37,030
------------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.2%
                             Homebuilding -- 0.2%
         50,000              KB Home, 1.375%, 2/1/19                                    $       47,969
                                                                                        --------------
                             Total Consumer Durables & Apparel                          $       47,969
------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS
                             (Cost $105,611)                                            $       84,999
                             PREFERRED STOCKS -- 0.1%
                             BANKS -- 0.0%+
                             Diversified Banks -- 0.0%+
            724       6.99   Citigroup Capital XIII, Floating Rate Note, 10/30/40       $       18,933
                                                                                        --------------
                             Total Banks                                                $       18,933
------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.1%
                             Consumer Finance -- 0.1%
            850       6.40   GMAC Capital Trust I, Floating Rate   Note, 2/15/40        $       21,310
                                                                                        --------------
                             Total Diversified Financials                               $       21,310
------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCKS
                             (Cost $34,928)                                             $       40,243
------------------------------------------------------------------------------------------------------
                             CONVERTIBLE PREFERRED STOCK -- 0.4%
                             BANKS -- 0.4%
                             Diversified Banks -- 0.4%
             80              Wells Fargo & Co., 7.5% (Perpetual)                        $       99,680
------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE PREFERRED STOCKS
                             (Cost $83,502)                                             $       99,680
------------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 1.2%
                             FOOD & STAPLES RETAILING -- 0.2%
                             Food Retail -- 0.2%
         47,750              CKE Restaurant Holdings, Inc., 4.474%,
                             3/20/43 (144A)                                             $       47,776
                                                                                        --------------
                               Total Food & Staples Retailing                           $       47,776
------------------------------------------------------------------------------------------------------
                             BANKS -- 0.7%
                             Thrifts & Mortgage Finance -- 0.7%
         53,012              Bear Stearns Asset Backed Securities Trust,
                             8.41%, 10/25/29 (Step)                                     $       53,547
         24,280       5.07   Countrywide Asset-Backed Certificates, Floating
                             Rate Note, 12/25/35                                                24,592
          1,480              Irwin Home Equity Loan Trust 2005-1, 5.82%,
                             6/25/35 (Step)                                                      1,470

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
         44,013       5.50   Mastr Specialized Loan Trust, Floating Rate
                             Note, 10/25/34                                             $       46,109
          9,559       1.14   New Century Home Equity Loan Trust 2005-1,
                             Floating Rate Note, 3/25/35                                         9,494
         13,103       0.86   SMART ABS Series 2015-1US Trust, Floating Rate
                             Note, 8/14/17                                                      13,105
            928              Structured Asset Securities Corp., 4.77%,
                             10/25/34 (Step)                                                       953
         45,353              Terwin Mortgage Trust Series TMTS 2005-16HE,
                             4.337571%, 9/25/36 (Step)                                          46,500
                                                                                        --------------
                                                                                        $      195,770
                                                                                        --------------
                             Total Banks                                                $      195,770
------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.3%
                             Specialized Finance -- 0.2%
         59,013              Domino's Pizza Master Issuer LLC, 5.216%,
                             1/27/42 (144A)                                             $       60,801
------------------------------------------------------------------------------------------------------
                             Consumer Finance -- 0.1%
         25,000              First Investors Auto Owner Trust 2013-1,
                             2.02%, 1/15/19 (144A)                                      $       24,898
                                                                                        --------------
                             Total Diversified Financials                               $       85,699
------------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $311,627)                                            $      329,245
------------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- 6.2%
                             BANKS -- 5.0%
                             Thrifts & Mortgage Finance -- 5.0%
         79,705       3.50   Agate Bay Mortgage Trust 2015-1, Floating  Rate
                             Note, 1/25/45 (144A)                                       $       80,974
         54,408       3.50   Agate Bay Mortgage Trust 2015-5, Floating  Rate
                             Note, 7/25/45 (144A)                                               55,556
          4,024       0.89   Alternative Loan Trust 2003-14T1, Floating Rate
                             Note, 8/25/18                                                       3,553
            620       0.89   Banc of America Alternative Loan Trust 2003-10,
                             Floating Rate Note, 12/25/33                                          618
          7,749              Banc of America Alternative Loan Trust 2004-6,
                             5.0%, 7/25/19                                                       7,861
          7,616              Banc of America Mortgage Trust 2004-11,
                             5.75%, 1/25/35                                                      7,726
          7,960              Banc of America Mortgage Trust 2004-9,
                             5.5%, 11/25/34                                                      8,098
          6,128       2.87   CHL Mortgage Pass-Through Trust 2003-56,
                             Floating Rate Note, 12/25/33                                        6,140
        100,000       4.65   City Center Trust 2011-CCHP, Floating Rate Note,
                             7/17/28 (144A)                                                    100,140
        100,000              COMM 2012-LC4 Mortgage Trust,
                             4.063%, 12/12/44                                                  108,161

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 17

------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
         50,000              COMM 2013-LC6 Mortgage Trust,
                             2.941%, 1/12/46                                            $       51,861
         50,000       4.55   COMM 2015-CCRE25 Mortgage Trust,
                             Floating Rate Note, 8/12/48                                        54,385
         33,449              Credit Suisse Commercial Mortgage Trust
                             Series 2007-C1, 5.361%, 2/15/40                                    34,022
        100,000       5.47   DBUBS 2011-LC3 Mortgage Trust, Floating
                             Rate Note, 8/12/44 (144A)                                         113,267
         50,000              GS Mortgage Securities Corp. II, 3.377%, 5/10/45                   52,889
         25,000              GS Mortgage Securities Corp. II, 3.682%,
                             2/10/46 (144A)                                                     25,992
         29,721              GS Mortgage Securities Corp. II, 5.56%, 11/10/39                   29,883
         75,000              JP Morgan Chase Commercial Mortgage
                             Securities Corp., 2.84%, 12/17/47                                  77,220
         35,000              JP Morgan Chase Commercial Mortgage
                             Securities Trust 2011-C5, 4.1712%, 8/17/46                         38,173
        100,000       1.35   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)                 98,808
          6,474       2.69   JP Morgan Mortgage Trust 2004-A1, Floating
                             Rate Note, 2/25/34                                                  6,334
          8,210              JP Morgan Mortgage Trust 2004-S1, 5.0%, 9/25/34                     8,410
        100,000       5.78   Merrill Lynch Mortgage Trust 2006-C2,
                             Floating Rate Note, 8/12/43                                       100,398
         75,000       5.48   ML-CFC Commercial Mortgage Trust 2006-3,
                             Floating Rate Note, 7/12/46                                        73,055
         90,453              Morgan Stanley Capital I Trust 2007-HQ13,
                             5.569%, 12/15/44                                                   93,801
         42,527       3.25   NRP Mortgage Trust 2013-1, Floating Rate
                             Note, 7/25/43 (144A)                                               42,410
GBP      53,443       0.99   Paragon Secured Finance No. 1 Plc, Floating
                             Rate Note, 11/15/35                                                74,890
         26,272              RAAC Series 2004-SP2 Trust, 6.0%, 1/25/32                          26,728
          4,501       0.99   RALI Series 2002-QS16 Trust, Floating Rate
                             Note, 10/25/17                                                      4,432
         30,472       2.50   Sequoia Mortgage Trust 2013-4, Floating Rate
                             Note, 4/27/43                                                      29,644
                                                                                        --------------
                                                                                        $    1,415,429
                                                                                        --------------
                             Total Banks                                                $    1,415,429
------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.4%
                             Other Diversified Financial Services -- 0.4%
         60,927       0.69   Crusade Global Trust No. 1 of 2007, Floating
                             Rate Note, 4/19/38                                         $      60,256
         53,044       0.68   Crusade Global Trust No. 2 of 2006, Floating Rate
                             Note, 11/15/37                                                     52,940
                                                                                        --------------
                                                                                        $      113,196
                                                                                        --------------
                             Total Diversified Financials                               $      113,196
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                             GOVERNMENT -- 0.8%
          9,761              Federal National Mortgage Association REMICS,
                             4.5%, 6/25/29                                              $       10,517
         45,000       5.37   FREMF Mortgage Trust 2010-K9 REMICS, Floating
                             Rate Note, 9/25/45 (144A)                                          49,494
         50,000       4.93   FREMF Mortgage Trust 2011-K702, Floating
                             Rate Note, 4/25/44 (144A)                                          51,978
         50,000       5.05   FREMF Mortgage Trust 2011-K703, Floating
                             Rate Note, 7/25/44 (144A)                                          52,226
         36,400              Government National Mortgage Association,
                             4.5%, 9/20/39                                                      39,605
         17,485              Government National Mortgage Association,
                             5.25%, 8/16/35                                                     19,462
                                                                                        --------------
                                                                                        $      223,282
                                                                                        --------------
                             Total Government                                           $      223,282
------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $1,734,768)                                          $    1,751,907
------------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 33.0%
                             ENERGY -- 5.5%
                             Oil & Gas Drilling -- 0.4%
         25,000              Pride International, Inc., 6.875%, 8/15/20                 $       23,312
        100,000              Rowan Companies, Inc., 4.75%, 1/15/24                              79,258
                                                                                        --------------
                                                                                        $      102,570
------------------------------------------------------------------------------------------------------
                             Oil & Gas Equipment & Services -- 0.2%
         25,000              Weatherford International, Ltd., 5.95%, 4/15/42            $       18,500
         25,000              Weatherford International, Ltd., 9.625%, 3/1/19                    26,250
                                                                                        --------------
                                                                                        $       44,750
------------------------------------------------------------------------------------------------------
                             Integrated Oil & Gas -- 1.1%
        120,000              Petrobras Global Finance BV, 5.375%, 1/27/21               $      106,650
        155,000              Petroleos Mexicanos, 3.5%, 1/30/23                                143,956
         55,000              YPF SA, 8.5%, 3/23/21 (144A)                                       57,475
                                                                                        --------------
                                                                                        $      308,081
------------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 1.1%
         15,000              Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                     $       15,075
         35,000              Freeport-McMoran Oil & Gas LLC, 6.75%, 2/1/22                      31,594
         25,000              Newfield Exploration Co., 5.375%, 1/1/26                           24,750
        100,000              Range Resources Corp., 5.0%, 3/15/23                               92,250
         75,000              Whiting Petroleum Corp., 6.25%, 4/1/23                             62,438
        100,000              WPX Energy, Inc., 7.5%, 8/1/20                                     95,250
                                                                                        --------------
                                                                                        $      321,357
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 19

------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 0.8%
         53,000              EnLink Midstream Partners LP, 4.4%, 4/1/24                 $       45,930
        184,211       6.26   EP PetroEcuador via Noble Sovereign Funding I,
                             Ltd., Floating Rate Note, 9/24/19                                 167,632
         21,000              Valero Energy Corp., 9.375%, 3/15/19                               24,986
                                                                                        --------------
                                                                                        $      238,548
------------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 1.9%
         25,000              Buckeye Partners LP, 5.85%, 11/15/43                       $       22,720
         50,000              Crestwood Midstream Partners LP, 6.25%,
                             4/1/23 (144A)                                                      45,625
         25,000              DCP Midstream LLC, 9.75%, 3/15/19 (144A)                           26,750
         20,000       5.85    DCP Midstream LLC, Floating Rate Note,
                             5/21/43 (144A)                                                     12,600
        100,000              Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45                        93,168
         25,000              Plains All American Pipeline LP, 4.65%, 10/15/25                   23,833
         25,000              Plains All American Pipeline LP, 6.125%, 1/15/17                   25,791
         10,000              Questar Pipeline Co., 5.83%, 2/1/18                                10,686
         25,000              Spectra Energy Capital LLC, 6.2%, 4/15/18                          26,423
         10,000              Spectra Energy Capital LLC, 6.75%, 7/15/18                         10,584
         60,000              Sunoco Logistics Partners Operations LP,
                             6.1%, 2/15/42                                                      58,057
         75,000              The Williams Companies, Inc., 5.75%, 6/24/44                       58,500
         13,000              The Williams Companies, Inc., 7.75%, 6/15/31                       12,220
        100,000              TransCanada PipeLines, Ltd., 1.875%, 1/12/18                      100,086
                                                                                        --------------
                                                                                        $      527,043
                                                                                        --------------
                             Total Energy                                               $    1,542,349
------------------------------------------------------------------------------------------------------
                             MATERIALS -- 2.3%
                             Commodity Chemicals -- 0.1%
         25,000              Methanex Corp., 4.25%, 12/1/24                             $       21,465
------------------------------------------------------------------------------------------------------
                             Diversified Chemicals -- 0.5%
         20,000              Eastman Chemical Co., 4.8%, 9/1/42                         $       19,457
EURO    100,000              Ineos Finance Plc, 4.0%, 5/1/23 (144A)                            111,790
                                                                                        --------------
                                                                                        $      131,247
------------------------------------------------------------------------------------------------------
                             Construction Materials -- 1.2%
        150,000              Cemex SAB de CV, 5.875%, 3/25/19 (144A)                    $      153,360
         30,000              Holcim US Finance Sarl & Cie SCS, 6.0%,
                             12/30/19 (144A)                                                    33,376
        150,000              Union Andina de Cementos SAA, 5.875%,
                             10/30/21 (144A)                                                   154,125
                                                                                        --------------
                                                                                        $      340,861
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                             Paper Packaging -- 0.4%
EURO    100,000              SIG Combibloc Holdings SCA, 7.75%,
                             2/15/23 (144A)                                             $      122,812
------------------------------------------------------------------------------------------------------
                             Steel -- 0.1%
         25,000              Glencore Funding LLC, 4.125%, 5/30/23 (144A)               $       22,485
                                                                                        --------------
                             Total Materials                                            $      638,870
------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 1.4%
                             Aerospace & Defense -- 0.4%
EURO    100,000              TA MFG., Ltd., 3.625%, 4/15/23                             $      106,280
------------------------------------------------------------------------------------------------------
                             Building Products -- 0.6%
         55,000              Masco Corp., 4.375%, 4/1/26                                $       56,650
         25,000              Masco Corp., 5.95%, 3/15/22                                        28,031
         30,000              Standard Industries, Inc., 5.375%, 11/15/24 (144A)                 31,275
         50,000       5.75   Stanley Black & Decker, Inc., Floating Rate
                             Note, 12/15/53                                                     52,562
                                                                                        --------------
                                                                                        $      168,518
------------------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.0%+
          7,000              Valmont Industries, Inc., 6.625%, 4/20/20                  $        7,881
------------------------------------------------------------------------------------------------------
                             Construction & Farm Machinery &
                             Heavy Trucks -- 0.2%
         60,000              Cummins, Inc., 5.65%, 3/1/98                               $       64,154
------------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.2%
         40,000              GATX Corp., 6.0%, 2/15/18                                  $       42,605
                                                                                        --------------
                             Total Capital Goods                                        $      389,438
------------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 1.7%
                             Airlines -- 0.9%
         90,461              Air Canada 2013-1 Class A Pass Through Trust,
                             4.125%, 11/15/26 (144A)                                    $       92,723
          8,735              Delta Air Lines 2010-2 Class A Pass Through
                             Trust, 4.95%, 5/23/19                                               9,209
         64,766              United Airlines 2013-1 Class B Pass Through
                             Trust, 5.375%, 8/15/21                                             67,519
         90,462              US Airways 2013-1 Class A Pass Through Trust,
                             3.95%, 5/15/27                                                     93,176
                                                                                        --------------
                                                                                        $      262,627
------------------------------------------------------------------------------------------------------
                             Marine -- 0.7%
        200,000              Pelabuhan Indonesia II PT, 4.25%, 5/5/25 (144A)            $      194,250
------------------------------------------------------------------------------------------------------
                             Railroads -- 0.1%
         25,000              Burlington Northern Santa Fe LLC, 5.75%, 3/15/18           $       27,141
                                                                                        --------------
                             Total Transportation                                       $      484,018
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 21

------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.4%
                             Casinos & Gaming -- 0.1%
         25,000              International Game Technology, 7.5%, 6/15/19               $       27,531
------------------------------------------------------------------------------------------------------
                             Education Services -- 0.3%
         75,000              Tufts University, 5.017%, 4/15/12                          $       84,230
                                                                                        --------------
                             Total Consumer Services                                    $      111,761
------------------------------------------------------------------------------------------------------
                             MEDIA -- 0.1%
                             Cable & Satellite -- 0.1%
         25,000              Sky Plc, 6.1%, 2/15/18 (144A)                              $       26,895
                                                                                        --------------
                             Total Media                                                $       26,895
------------------------------------------------------------------------------------------------------
                             RETAILING -- 0.2%
                             Internet Retail -- 0.2%
         50,000              Expedia, Inc., 5.95%, 8/15/20                              $       55,292
                                                                                        --------------
                             Total Retailing                                            $       55,292
------------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.0%+
                             Drug Retail -- 0.0%+
         12,903              CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)             $       14,179
                                                                                        --------------
                             Total Food & Staples Retailing                             $       14,179
------------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 2.1%
                             Brewers -- 0.1%
         20,000              Anheuser-Busch InBev Worldwide, Inc.,
                             7.75%, 1/15/19                                             $       23,290
------------------------------------------------------------------------------------------------------
                             Agricultural Products -- 0.2%
         50,000              Viterra, Inc., 5.95%, 8/1/20 (144A)                        $       50,157
------------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 1.8%
GBP     100,000              Boparan Finance Plc, 5.5%, 7/15/21 (144A)                  $      137,315
EURO    100,000              Darling Global Finance BV, 4.75%, 5/30/22 (144A)                  118,403
         70,000              Kraft Heinz Foods Co., 3.5%, 6/6/22                                74,274
        150,000              Post Holdings, Inc., 7.375%, 2/15/22                              158,062
         15,000              Post Holdings, Inc., 8.0%, 7/15/25 (144A)                          16,631
                                                                                        --------------
                                                                                        $      504,685
                                                                                        --------------
                             Total Food, Beverage & Tobacco                             $      578,132
------------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                             Health Care Facilities -- 0.1%
         25,000              Centene Escrow Corp., 6.125%, 2/15/24 (144A)               $       26,375
                                                                                        --------------
                             Total Household & Personal Products                        $       26,375
------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                             Health Care Facilities -- 0.1%
         30,000              Centene Escrow Corp., 5.625%, 2/15/21 (144A)               $       31,575
                                                                                        --------------
                             Total Health Care Equipment & Services                     $       31,575
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.4%
                             Pharmaceuticals -- 0.4%
         21,000              DPx Holdings BV, 7.5%, 2/1/22 (144A)                       $       21,262
EURO    100,000              Valeant Pharmaceuticals International, Inc.,
                             4.5%, 5/15/23                                                      91,035
                                                                                        --------------
                                                                                        $      112,297
                                                                                        --------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                              $      112,297
------------------------------------------------------------------------------------------------------
                             BANKS -- 6.1%
                             Diversified Banks -- 6.0%
        200,000       9.25   Access Bank Plc, Floating Rate Note,
                             6/24/21 (144A)                                             $      164,712
EURO     50,000              AXA Bank Europe SCF, 3.5%, 11/5/20                                 66,250
        125,000       6.50   Bank of America Corp., Floating Rate Note, 10/23/49               131,562
        305,000              Banque Ouest Africaine de Developpement,
                             5.5%, 5/6/21 (144A)                                               305,366
         75,000       5.90   Citigroup, Inc., Floating Rate Note (Perpetual)                    74,812
         15,000       5.95   Citigroup, Inc., Floating Rate Note (Perpetual)                    14,812
         75,000              Cooperatieve Rabobank UA, 3.875%, 2/8/22                           80,739
INR     700,000              Inter-American Development Bank, 6.0%, 9/5/17                      10,438
NZD     505,000              International Bank for Reconstruction &
                             Development, 3.5%, 1/22/21                                        359,781
NZD      45,000              International Bank for Reconstruction &
                             Development, 4.625%, 10/6/21                                       33,851
AUD     185,000              International Bank for Reconstruction &
                             Development, 5.75%, 10/21/19                                      156,062
        100,000              Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                      114,420
        100,000              Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                       113,770
         50,000       4.50   Scotiabank Peru SAA, Floating Rate Note,
                             12/13/27 (144A)                                                    49,812
                                                                                        --------------
                                                                                        $    1,676,387
------------------------------------------------------------------------------------------------------
                             Regional Banks -- 0.1%
         35,000       6.75   The PNC Financial Services Group, Inc.,
                             Floating Rate Note (Perpetual)                             $       38,719
                                                                                        --------------
                             Total Banks                                                $    1,715,106
------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 4.5%
                             Other Diversified Financial Services -- 1.0%
        150,000              Argentine Republic Government International
                             Bond, 7.5%, 4/22/26 (144A)                                 $      152,250
         25,000              Carlyle Holdings II Finance LLC, 5.625%,
                             3/30/43 (144A)                                                     26,851
NZD     100,000              JPMorgan Chase & Co., 4.25%, 11/2/18                               71,127
         40,000       6.75   JPMorgan Chase & Co., Floating Rate Note, 8/29/49                  44,254
                                                                                        --------------
                                                                                        $      294,482
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 23

------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.8%
         55,000              Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)         $       62,356
        100,000              BM&FBovespa SA - Bolsa de Valores Mercadorias
                             e Futuros, 5.5%, 7/16/20 (144A)                                   103,250
         56,000              Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                      62,946
                                                                                        --------------
                                                                                        $      228,552
------------------------------------------------------------------------------------------------------
                             Consumer Finance -- 1.8%
         25,000              Ally Financial, Inc., 5.75%, 11/20/25                      $       25,312
INR  17,800,000              International Finance Corp., 6.3%, 11/25/24                       261,159
INR   3,790,000              International Finance Corp., 7.75%, 12/3/16                        57,211
INR   9,500,000              International Finance Corp., 8.25%, 6/10/21                       152,865
                                                                                        --------------
                                                                                        $      496,547
------------------------------------------------------------------------------------------------------
                             Asset Management & Custody Banks -- 0.4%
        100,000              KKR Group Finance Co., II LLC, 5.5%, 2/1/43 (144A)         $      101,367
------------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.5%
         10,000              Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                $       11,073
         75,000              Morgan Stanley, 4.1%, 5/22/23                                      77,542
         50,000              Morgan Stanley, 4.875%, 11/1/22                                    54,400
                                                                                        --------------
                                                                                        $      143,015
                                                                                        --------------
                             Total Diversified Financials                               $    1,263,963
------------------------------------------------------------------------------------------------------
                             INSURANCE -- 2.1%
                             Life & Health Insurance -- 0.6%
         45,000              Protective Life Corp., 7.375%, 10/15/19                    $       52,031
        100,000       5.88   Prudential Financial, Inc., Floating Rate Note, 9/15/42           108,075
                                                                                        --------------
                                                                                        $      160,106
------------------------------------------------------------------------------------------------------
                             Multi-line Insurance -- 0.3%
         60,000              AXA SA, 8.6%, 12/15/30                                     $       80,417
------------------------------------------------------------------------------------------------------
                             Property & Casualty Insurance -- 0.6%
         35,000              Delphi Financial Group, Inc., 7.875%, 1/31/20              $       40,424
        110,000       6.50   The Allstate Corp., Floating Rate Note, 5/15/57                   118,800
                                                                                        --------------
                                                                                        $      159,224
------------------------------------------------------------------------------------------------------
                             Reinsurance -- 0.6%
         30,000              Gullane Segregated Account (Kane SAC Ltd.),
                             Variable Rate Note 11/30/20 (d)(e)                         $       31,782
         30,000              Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d)(e)                2,100
         30,000              Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (d)(e)               30,048
         30,000              Pangaea Re, Series 2015-2, Principal at Risk
                             Notes, 11/30/19 (d)(e)                                             34,503
         30,000              Pangaea Re, Variable Rate Notes, 2/1/20 (d)(e)                     30,393
         30,000              Pangaea Re, Variable Rate Notes, 7/1/18 (d)(e)                        540
JPY   2,513,319              Tralee Segregated Account (Kane SAC Ltd.),
                             Variable Rate Note 7/15/17 (d)(e)                                  23,500

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
         25,000       5.88   Wilton Re Finance LLC, Floating Rate Note,
                             3/30/33 (144A)                                             $       25,448
                                                                                        --------------
                                                                                        $      178,314
                                                                                        --------------
                             Total Insurance                                            $      578,061
------------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.4%
                             Office REIT -- 0.4%
         40,000              Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22        $       42,982
         35,000              Highwoods Realty LP, 3.625%, 1/15/23                               34,949
         50,000              Piedmont Operating Partnership LP, 3.4%, 6/1/23                    48,262
                                                                                        --------------
                                                                                        $      126,193
                                                                                        --------------
                             Total Real Estate                                          $      126,193
------------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.2%
                             Home Entertainment Software -- 0.2%
         50,000              Activision Blizzard, Inc., 6.125%, 9/15/23 (144A)          $       54,438
                                                                                        --------------
                             Total Software & Services                                  $       54,438
------------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                             Computer Hardware Storage & Peripherals -- 0.3%
         75,000              NCR Corp., 6.375%, 12/15/23                                $       78,000
------------------------------------------------------------------------------------------------------
                             Electronic Manufacturing Services -- 0.3%
        100,000              Flextronics International, Ltd., 4.625%, 2/15/20           $      104,387
                                                                                        --------------
                             Total Technology Hardware & Equipment                      $      182,387
------------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.2%
                             Semiconductor Equipment -- 0.1%
         25,000              Entegris, Inc., 6.0%, 4/1/22 (144A)                        $       25,750
------------------------------------------------------------------------------------------------------
                             Semiconductors -- 0.1%
         55,000              Micron Technology, Inc., 5.25%, 8/1/23 (144A)              $       44,441
                                                                                        --------------
                             Total Semiconductors & Semiconductor Equipment             $       70,191
------------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 1.4%
                             Integrated Telecommunication Services -- 1.0%
         86,000              Frontier Communications Corp., 7.125%, 1/15/23             $       76,110
         19,000              Frontier Communications Corp., 8.5%, 4/15/20                       20,092
         50,000              GCI, Inc., 6.75%, 6/1/21                                           50,500
         25,000              Unison Ground Lease Funding LLC, 2.981%,
                             3/16/43 (144A)                                                     24,060
         38,000              Verizon Communications, Inc., 5.012%, 8/21/54                      39,028
         65,000              Verizon Communications, Inc., 6.55%, 9/15/43                       85,737
                                                                                        --------------
                                                                                        $      295,527
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 25

------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 0.4%
         30,000              Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)            $       32,082
         75,000              T-Mobile USA, Inc., 6.625%, 11/15/20                               77,625
                                                                                        --------------
                                                                                        $      109,707
                                                                                        --------------
                             Total Telecommunication Services                           $      405,234
------------------------------------------------------------------------------------------------------
                             UTILITIES -- 3.2%
                             Electric Utilities -- 2.0%
        100,000              Electricite de France SA, 6.0%, 1/22/14 (144A)             $      104,350
        200,000       8.13   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)                   230,750
         70,000              Public Service Co. of New Mexico, 7.95%, 5/15/18                   78,021
         50,000       6.25   Southern California Edison Co., Floating Rate
                             Note (Perpetual)                                                   54,850
         95,000              Talen Energy Supply LLC, 6.5%, 6/1/25                              84,320
         10,000              West Penn Power Co., 5.95%, 12/15/17 (144A)                        10,632
                                                                                        --------------
                                                                                        $      562,923
------------------------------------------------------------------------------------------------------
                             Gas Utilities -- 0.3%
         87,598              Nakilat, Inc., 6.267%, 12/31/33 (144A)                     $       98,986
------------------------------------------------------------------------------------------------------
                             Independent Power Producers & Energy
                             Traders -- 0.9%
        200,000              Colbun SA, 4.5%, 7/10/24 (144A)                            $      207,485
         32,415              Panoche Energy Center LLC, 6.885%,
                             7/31/29 (144A)                                                     34,189
                                                                                        --------------
                                                                                        $      241,674
                                                                                        --------------
                             Total Utilities                                            $      903,583
------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $9,092,019)                                          $    9,310,337
------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- 13.2%
         60,000              Fannie Mae, 3.0%, 5/18/16 (TBA)                            $       62,671
        126,666              Fannie Mae, 3.5%, 10/1/45                                         133,169
         47,185              Fannie Mae, 3.5%, 2/1/29                                           49,911
         91,427              Fannie Mae, 3.5%, 4/1/45                                           95,842
        204,109              Fannie Mae, 3.5%, 5/1/44                                          213,966
         57,211              Fannie Mae, 3.5%, 8/1/45                                           59,979
        176,184              Fannie Mae, 3.5%, 9/1/42                                          185,405
        168,426              Fannie Mae, 4.0%, 11/1/44                                         179,855
        148,769              Fannie Mae, 4.5%, 11/1/44                                         161,892
         24,607              Fannie Mae, 4.5%, 4/1/41                                           26,844
         23,992              Fannie Mae, 5.0%, 6/1/40                                           26,602
        192,833              Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                   202,614
        167,038              Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                   175,120
        175,777              Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                    187,839
         19,841              Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                    21,222

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
        312,109              Federal Home Loan Mortgage Corp., 4.0%, 5/1/44             $      333,314
         62,706              Federal Home Loan Mortgage Corp., 4.5%, 6/1/41                     68,361
         42,919              Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                    47,184
         36,866              Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                     40,521
         26,528              Federal Home Loan Mortgage Corp., 6.0%, 8/1/37                     30,046
         18,939              Federal Home Loan Mortgage Corp., 6.5%, 1/1/38                     21,571
         60,779              Federal Home Loan Mortgage Corp., 6.5%, 4/1/38                     69,992
        162,902              Government National Mortgage Association I,
                             3.5%, 1/15/45                                                     172,158
         42,180              Government National Mortgage Association I,
                             4.5%, 1/15/40                                                      46,822
         33,663              Government National Mortgage Association I,
                             4.5%, 7/15/41                                                      36,887
         37,185              Government National Mortgage Association I,
                             4.5%, 9/15/40                                                      40,920
         51,774              Government National Mortgage Association II,
                             4.5%, 9/20/41                                                      56,322
         60,000              U.S. Treasury Bonds, 4.5%, 2/15/36                                 81,626
         60,000              U.S. Treasury Bonds, 4.5%, 8/15/39                                 81,577
        412,837              U.S. Treasury Inflation Indexed Bonds,
                             0.75%, 2/15/45                                                    401,291
        185,130              U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46              193,894
        200,000       0.42   U.S. Treasury Note, Floating Rate Note, 10/31/17                  200,185
                                                                                        --------------
                                                                                        $    3,705,602
------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS
                             (Cost $3,546,784)                                          $    3,705,602
------------------------------------------------------------------------------------------------------
                             FOREIGN GOVERNMENT BONDS -- 43.8%
        200,000              Africa Finance Corp., 4.375%, 4/29/20 (144A)               $      203,258
AUD     528,000              Australia Government Bond, 3.25%, 4/21/25                         426,294
EURO     50,000              Austria Government Bond, 4.15%,
                             3/15/37 (144A) (144A)                                              87,784
        200,000              Banque Cent de Tunisie, 5.75%, 1/30/25 (144A)                     179,924
BRL   1,000,000              Brazil Letras do Tesouro Nacional, 1/1/19 (c)                     212,334
        200,000              Brazil Minas SPE via State of Minas Gerais,
                             5.333%, 2/15/28 (144A)                                            172,000
EURO  1,180,000              Bundesrepublik Deutschland, 1.0%, 8/15/25                       1,448,036
CAD     700,000              Canadian Government Bond, 1.75%, 9/1/19                           576,749
CAD     750,000              Canadian Government Bond, 2.25%, 6/1/25                           640,263
CNY     500,000              China Government Bond, 3.0%, 11/21/19                              75,492
CNY     500,000              China Government Bond, 3.38%, 11/21/24                             75,354
        200,000              Ecuador Government International Bond,
                             10.5%, 3/24/20 (144A)                                             189,000

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 27

------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                             FOREIGN GOVERNMENT BONDS -- (continued)
        200,000              Gabon Government International Bond,
                             6.375%, 12/12/24                                           $      174,724
GHS     370,000              Ghana Government Bond, 24.5%, 4/22/19                              98,588
EURO    100,000              Italy Buoni Poliennali Del Tesoro, 4.75%,
                             8/1/23 (144A)                                                     144,232
        200,000              Ivory Coast Government International Bond,
                             5.375%, 7/23/24 (144A)                                            185,478
        200,000              Ivory Coast Government International Bond,
                             6.375%, 3/3/28 (144A)                                             190,040
JPY  20,000,000              Japan Government Ten Year Bond, 1.0%, 12/20/21                    200,231
JPY  20,000,000              Japan Government Twenty Year Bond, 1.5%, 3/20/19                  196,844
        200,000              Kenya Government International Bond, 6.875%,
                             6/24/24 (144A)                                                    188,020
ARS     480,093              Letras del Banco Central de la Republica
                             Argentina, 1/4/17 (c)                                              28,153
ARS   1,605,229              Letras del Banco Central de la Republica
                             Argentina, 12/28/16 (c)                                            93,899
ARS   2,036,724              Letras del Banco Central de la Republica
                             Argentina, 5/11/16 (c)                                            141,523
MXN   3,830,000              Mexican Bonos, 4.75%, 6/14/18                                     223,950
MXN   2,400,000              Mexican Bonos, 6.5%, 6/9/22                                       146,731
MXN     300,000              Mexican Bonos, 7.5%, 6/3/27                                        19,513
MXN   3,695,071              Mexican Udibonos, 2.0%, 6/9/22                                    206,565
MXN   4,903,515              Mexican Udibonos, 3.5%, 12/14/17                                  294,154
MXN   3,947,330              Mexican Udibonos, 5.0%, 6/16/16                                   229,336
EURO    100,000              Mexico Government International Bond,
                             4.0%, 3/15/15                                                      99,366
        200,000              Namibia International Bonds, 5.25%,
                             10/29/25 (144A)                                                   196,572
NZD     905,000              New Zealand Government Bond, 4.5%, 4/15/27                        728,231
NZD   1,250,000              New Zealand Government Bond, 5.5%, 4/15/23                      1,041,858
NOK   1,800,000              Norway Government Bond, 2.0%, 5/24/23                             235,645
NOK   2,700,000              Norway Government Bond, 4.5%, 5/22/19                             373,929
        150,000              Provincia de Buenos Aires Argentina, 9.125%,
                             3/16/24 (144A)                                                    159,750
        150,000              Provincia de Buenos Aires Argentina, 9.95%,
                             6/9/21 (144A)                                                     163,500
AUD      90,000              Queensland Treasury Corp., 5.5%, 6/21/21                           78,581
AUD     100,000              Queensland Treasury Corp., 5.75%, 7/22/24                          92,239
RON     380,000              Romania Government Bond, 5.85%, 4/26/23                           112,148
RON     570,000              Romania Government Bond, 5.95%, 6/11/21                           167,459
        200,000              Sri Lanka Government International Bond,
                             6.85%, 11/3/25 (144A)                                             196,929
SEK   2,300,000              Sweden Government Bond, 2.5%, 5/12/25                             333,093

The accompanying notes are an integral part of these financial statements.

28  Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                             FOREIGN GOVERNMENT BONDS -- (continued)
GBP     500,000              United Kingdom Gilt, 1.75%, 7/22/19                        $      754,198
GBP      70,000              United Kingdom Gilt, 4.25%, 9/7/39                                136,895
GBP      75,000              United Kingdom Gilt, 8.75%, 8/25/17                               121,562
        400,000              Zambia Government International Bond, 5.375%,
                             9/20/22 (144A)                                                    297,448
                                                                                        --------------
                                                                                        $   12,337,872
------------------------------------------------------------------------------------------------------
                             TOTAL FOREIGN GOVERNMENT BONDS
                             (Cost $12,943,032)                                         $   12,337,872
------------------------------------------------------------------------------------------------------
                             MUNICIPAL BONDS -- 1.6% (f)
                             Municipal General -- 0.6%
         70,000              JobsOhio Beverage System, 3.985%, 1/1/29                   $       77,169
         20,000              JobsOhio Beverage System, 4.532%, 1/1/35                           22,455
         30,000              Virginia Commonwealth Transportation Board,
                             4.0%, 5/15/31                                                      33,539
         30,000              Virginia Commonwealth Transportation Board,
                             4.0%, 5/15/32                                                      33,330
                                                                                        --------------
                                                                                        $      166,493
------------------------------------------------------------------------------------------------------
                             Higher Municipal Education -- 0.4%
         25,000              Baylor University, 4.313%, 3/1/42                          $       26,734
         25,000              Massachusetts Institute of Technology, 5.6%, 7/1/11                32,808
         50,000              University of Virginia, Green Bond Series A,
                             5.0%, 4/1/45                                                       59,720
                                                                                        --------------
                                                                                        $      119,262
------------------------------------------------------------------------------------------------------
                             Municipal School District -- 0.2%
         25,000              Frisco Independent School District, 4.0%,
                             8/15/40 (g)                                                $       27,344
         25,000              Frisco Independent School District, 4.0%,
                             8/15/45 (g)                                                        27,202
                                                                                        --------------
                                                                                        $       54,546
------------------------------------------------------------------------------------------------------
                             Municipal Obligation -- 0.4%
         50,000              State of Texas, 4.0%, 10/1/44 (g)                          $       54,122
         50,000              State of Washington, 5.0%, 7/1/30 (g)                              61,174
                                                                                        --------------
                                                                                        $      115,296
------------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL BONDS
                             (Cost $421,062)                                            $      455,597
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 29

------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                              Value
------------------------------------------------------------------------------------------------------
                             SENIOR FLOATING RATE LOAN
                             INTERESTS -- 0.8%**
                             CAPITAL GOODS -- 0.3%
                             Aerospace & Defense -- 0.2%
         25,000       7.00   TASC, Inc. Virginia, New Term Loan (First
                             Lien), 5/23/20                                             $       24,927
         25,000       7.00   TASC, Inc., First Lien Term Loan, 2/28/17                          24,927
                                                                                        --------------
                                                                                        $       49,854
------------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.1%
         50,000       6.25   Xerium Technologies, Inc., Initial Term Loan, 5/17/19      $       48,875
                                                                                        --------------
                             Total Capital Goods                                        $       98,729
------------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.2%
                             Auto Parts & Equipment -- 0.2%
         50,000       3.75   MPG Holdco I, Inc., Tranche B-1 Term Loan
                             (2015), 10/20/21                                           $       49,786
                                                                                        --------------
                             Total Automobiles & Components                             $       49,786
------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                             Health Care Facilities -- 0.2%
         50,000       4.25   Kindred Healthcare, Inc., Tranche B Loan
                             (First Lien), 4/10/21                                      $       49,875
                                                                                        --------------
                             Total Health Care Equipment & Services                     $       49,875
------------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 0.1%
                             Integrated Telecommunication Services -- 0.1%
         42,364       3.25   West Corp., B-10 Term Loan (First Lien), 6/30/18           $       42,236
                                                                                        --------------
                             Total Telecommunication Services                           $       42,236
------------------------------------------------------------------------------------------------------
                             TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                             (Cost $234,762)                                            $      240,626
------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 100.6%
                             (Cost $28,508,095) (a)(h)                                  $   28,356,108
------------------------------------------------------------------------------------------------------
                             OTHER ASSETS & LIABILITIES -- (0.6)%                       $     (174,608)
------------------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                                 $   28,181,500
======================================================================================================

+           Amount rounds to less than 0.1%.

(TBA)       To be announced securities.

(Perpetual) Security with no stated maturity date.

(Step) Step up bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2016, the value of these securities amounted to $7,020,477 or 24.9% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit rate or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $28,513,157 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                               $      996,507
              Aggregate gross unrealized depreciation for all investments in which
                in which there is an excess of tax cost over value                          (1,153,556)
                                                                                        --------------
              Net unrealized depreciation                                               $     (157,049)
                                                                                        ==============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Structured reinsurance investment. At April 30, 2016, the value of these securities amounted to $152,866 or 0.5% of total net assets. See Notes to Financial Statements -- Note 1I.

(e)         Rate to be determined.

(f)         Consists of Revenue Bonds unless otherwise indicated.

(g)         Represents a General Obligation Bond.

(h) Distributions of investments by country of domicile (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

            United States                                                  41.8%
            New Zealand                                                     6.2
            Canada                                                          5.5
            Mexico                                                          5.3
            Germany                                                         5.2
            United Kingdom                                                  5.1
            Australia                                                       2.9
            Argentina                                                       2.8
            Norway                                                          2.1
            Italy                                                           1.7
            Cote D'Ivoire                                                   1.3
            Japan                                                           1.3
            Nigeria                                                         1.2
            Brazil                                                          1.1
            Cayman Islands                                                  1.1
            Sweden                                                          1.1
            Other (individually less than 1%)                              14.3
                                                                          -----
                                                                          100.0%
                                                                          =====

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 31

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

ARS            Argentine Peso
AUD            Australian Dollar
BRL            Brazilian Real
CAD            Canadian Dollar
CNY            Chinese Yuan
EURO           Euro
GBP            British Pound Sterling
GHS            Ghanian Cedis
INR            Indian Rupee
JPY            Japanese Yen
MXN            Mexican Peso
NOK            Norwegian Krone
NZD            New Zealand Dollar
RON            Romanian New Leu
SEK            Swedish Krona

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2016 were as follows:

-----------------------------------------------------------------------------------------------------
                                                              Purchases                    Sales
-----------------------------------------------------------------------------------------------------
Long-Term U.S. Government Securities                          $  441,113                   $1,820,824
Other Long-Term Securities                                    $5,408,865                   $3,375,421

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT -- SELL PROTECTION

--------------------------------------------------------------------------------------------------------------
 Notional                       Obligation              Credit       Expiration     Premiums      Unrealized
 Principal ($)(1) Exchange      Entity/Index   Coupon   Rating(2)    Date           Paid          Appreciation
--------------------------------------------------------------------------------------------------------------
                                Markit CDX
                  Chicago       North America
                  Mercantile    High Yield
      343,332     Exchange      Index          5.00%    BBB+         12/20/19       $18,632       $5,005
--------------------------------------------------------------------------------------------------------------

CREDIT DEFAULT SWAP AGREEMENT -- SELL PROTECTION

--------------------------------------------------------------------------------------------------------------
 Notional                          Obligation              Credit     Expiration    Premiums     Unrealized
 Principal ($)(1)  Counterparty    Entity/Index  Coupon    Rating(2)  Date          (Received)    Depreciation
--------------------------------------------------------------------------------------------------------------
                   Morgan
                   Stanley         Diamond
                   Capital         Offshore
       50,000      Services LLC    Drill, Inc.   1.00%     BBB+       12/20/19      $(1,873)      $(1,523)
---------------------------------------------------------------------------------------------------------------

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------
                                     Level 1      Level 2         Level 3        Total
---------------------------------------------------------------------------------------------
Convertible Corporate Bonds          $        --  $      84,999   $          --  $    84,999
Preferred Stocks                          40,243             --              --       40,243
Convertible Preferred Stock               99,680             --              --       99,680
Asset Backed Securities                       --        329,245              --      329,245
Collateralized Mortgage Obligations           --      1,751,907              --    1,751,907
Corporate Bonds
  Insurance
    Reinsurance                               --         25,448         152,866      178,314
  All Other Corporate Bonds                   --      9,132,023              --    9,132,023
U.S. Government Agency Obligations            --      3,705,602              --    3,705,602
Foreign Government Bonds                      --     12,337,872              --   12,337,872
Municipal Bonds                               --        455,597              --      455,597
Senior Floating Rate Loan Interest            --        240,626              --      240,626
---------------------------------------------------------------------------------------------
Total                                $   139,923  $  28,063,319   $     152,866  $28,356,108
=============================================================================================

Other Financial Instruments
Net unrealized appreciation
  on futures contracts               $     8,085  $          --   $          --  $     8,085
Unrealized appreciation on forward
  foreign currency contracts                  --         24,988              --       24,988
Unrealized depreciation on forward
  foreign currency contracts                  --       (159,777)             --     (159,777)
Net unrealized appreciation on
  swap contracts                              --          3,482              --        3,482
---------------------------------------------------------------------------------------------
Total Other Financial Instruments    $     8,085  $    (131,307)  $          --  $  (123,222)
=============================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 33

The following is a summary of the fair valuation of certain Portfolio's assets and liabilities as of April 30, 2016:

-----------------------------------------------------------------------------------
                                        Level 1      Level 2    Level 3   Total
-----------------------------------------------------------------------------------
Assets:
Restricted cash                         $       --   $ 78,318   $ --      $ 78,318
Foreign currencies, at value                    --    474,589     --       474,589
Variation margin for centrally
  cleared swap contracts                        --       (477)    --          (477)
Liabilities:
Variation margin for futures contracts      (6,951)        --     --        (6,951)
-----------------------------------------------------------------------------------
Total:                                  $   (6,951)  $552,430   $ --      $545,479
===================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                      Corporate
                                                                      Bonds
--------------------------------------------------------------------------------
Balance as of 10/31/15                                                $ 86,744
Realized gain (loss)1                                                       --
Change in unrealized appreciation (depreciation)(2)                    (23,878)
Purchases                                                               90,000
Sales                                                                       --
Transfers in to Level 3*                                                    --
Transfers out of Level 3*                                                   --
--------------------------------------------------------------------------------
Balance as of 4/30/16                                                 $152,866
================================================================================


(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 4/30/16                                             $(21,668)
                                                                          ---------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

Statement of Assets and Liabilities | 4/30/16 (unaudited)

ASSETS:
  Investment in securities, at value (cost $28,508,095)                  $28,356,108
  Cash                                                                       939,510
  Restricted cash*                                                            78,318
  Foreign currencies, at value (cost $18,446)                                474,589
  Receivables --
     Investment securities sold                                              178,867
     Fund shares sold                                                          8,398
     Interest                                                                294,545
  Swap contracts, premium paid                                                16,759
  Unrealized appreciation on forward foreign currency contracts               24,988
  Due from Pioneer Investment Management, Inc.                                48,142
  Other assets                                                                27,514
-------------------------------------------------------------------------------------
        Total assets                                                     $30,447,738
=====================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $   921,205
     Fund shares repurchased                                               1,031,666
     Distributions                                                            35,986
     Trustee fees                                                                599
  Variation margin for centrally cleared swap contracts                          477
  Variation margin for futures contracts                                       6,951
  Unrealized depreciation on forward foreign currency contracts              159,777
  Unrealized depreciation on swap contracts                                    1,523
  Due to affiliates                                                           51,304
  Accrued expenses                                                            56,750
-------------------------------------------------------------------------------------
         Total liabilities                                               $ 2,266,238
=====================================================================================
NET ASSETS:
  Paid-in capital                                                        $29,010,238
  Undistributed net investment income                                        193,264
  Accumulated net realized loss on investments, futures contracts,
     swap contracts and foreign currency transactions                       (803,417)
  Net unrealized depreciation on investments                                (151,987)
  Net unrealized appreciation on futures contracts                             8,085
  Net unrealized appreciation on swap contracts                                3,482
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies          (78,165)
-------------------------------------------------------------------------------------
        Total net assets                                                 $28,181,500
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $13,051,786/1,246,737 shares)                        $     10.47
  Class C (based on $4,205,235/400,340 shares)                           $     10.50
  Class Y (based on $10,924,479/1,034,021 shares)                        $     10.57
MAXIMUM OFFERING PRICE:
  Class A ($10.47 (divided by) 95.5%)                                    $     10.96
=====================================================================================

* Represents restricted cash deposited at the counterparty for derivative contracts

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 35

Statement of Operations (unaudited)

For the Six Months Ended 4/30/16

INVESTMENT INCOME:
  Interest                                                  $  573,978
  Dividends                                                      6,734
------------------------------------------------------------------------------------
        Total investment income                                          $  580,712
------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $   71,482
  Transfer agent fees
     Class A                                                     1,524
     Class C                                                       409
     Class Y                                                       482
  Distribution fees
     Class A                                                    15,722
     Class C                                                    21,203
  Shareholder communications expense                            64,228
  Administrative expense                                        13,206
  Custodian fees                                                16,031
  Registration fees                                             19,783
  Professional fees                                             24,138
  Printing expense                                               6,072
  Pricing expense                                               14,728
  Fees and expenses of non-affiliated Trustees                   3,522
  Miscellaneous                                                 10,885
------------------------------------------------------------------------------------
     Total expenses                                                      $  283,415
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                             (137,136)
------------------------------------------------------------------------------------
     Net expenses                                                        $  146,279
------------------------------------------------------------------------------------
        Net investment income                                            $  434,433
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                            $ (360,273)
     Futures contracts                                         (78,966)
     Swap contracts                                              6,854
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies     (294,058)  $ (726,443)
------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                            $  924,346
     Futures contracts                                          (4,371)
     Swap contracts                                             (1,065)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies      134,415   $1,053,325
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     futures contracts, swap contracts and foreign
     currency transactions                                               $  326,882
------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                   $  761,315
====================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  4/30/16           Year Ended
                                                                  (unaudited)       10/31/15
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $    434,433      $    834,004
Net realized gain (loss) on investments, futures contracts,
  swap contracts and forward foreign currency contracts
  and other assets and liabilities denominated in
  foreign currencies                                                  (726,443)          356,921
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, swap contracts
  and foreign currency transactions                                  1,053,325        (1,470,300)
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                         $    761,315      $   (279,375)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.21 and $0.31 per share, respectively)           $   (258,397)     $   (362,600)
      Class C ($0.16 and $0.21 per share, respectively)                (68,819)          (90,523)
      Class Y ($0.22 and $0.34 per share, respectively)               (257,970)         (391,265)
Net realized gain:
      Class A ($0.00 and $0.10 per share, respectively)                     --          (103,854)
      Class C ($0.00 and $0.10 per share, respectively)                     --           (36,964)
      Class Y ($0.00 and $0.10 per share, respectively)                     --          (110,052)
-------------------------------------------------------------------------------------------------
          Total distributions to shareowners                      $   (585,186)     $ (1,095,258)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (a)(b):
Net proceeds from sale of shares                                  $  2,730,690      $  5,423,057
Reinvestment of distributions                                          281,647           502,776
Cost of shares repurchased                                          (4,035,108)       (3,804,827)
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                  $ (1,022,771)     $  2,121,006
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                       $   (846,642)     $    746,373
NET ASSETS:
Beginning of period                                               $ 29,028,142      $ 28,281,769
-------------------------------------------------------------------------------------------------
End of period                                                     $ 28,181,500      $ 29,028,142
-------------------------------------------------------------------------------------------------
Undistributed net investment income                               $    193,264      $    344,017
=================================================================================================

(a) At April 30, 2016, Pioneer Solutions-Growth Fund owned 11.6% of the value of outstanding shares of Pioneer Global Multisector Income Fund.

(b) At April 30, 2016, Pioneer Solutions-Balanced Fund owned 13.8% of the value of outstanding shares of Pioneer Global Multisector Income Fund.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 37

----------------------------------------------------------------------------------------------
                                 Six Months        Six Months
                                 Ended             Ended
                                 4/30/16           4/30/16          Year Ended      Year Ended
                                 Shares            Amount           10/31/15        10/31/15
                                 (unaudited)       (unaudited)      Shares          Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                       136,890          $ 1,407,879       326,667       $ 3,484,765
Reinvestment of distributions      22,071              225,690        37,797           402,829
Less shares repurchased          (136,692)          (1,397,783)     (203,771)       (2,170,537)
----------------------------------------------------------------------------------------------
      Net increase                 22,269          $   235,786       160,693       $ 1,717,057
==============================================================================================
Class C
Shares sold                        87,223          $   895,845       128,101       $ 1,375,286
Reinvestment of distributions       3,772               38,653         6,729            72,072
Less shares repurchased           (84,879)            (872,633)     (120,509)       (1,279,738)
----------------------------------------------------------------------------------------------
      Net increase                  6,116          $    61,865        14,321       $   167,620
==============================================================================================
Class Y
Shares sold                        41,420          $   426,966        52,402       $   563,006
Reinvestment of distributions       1,676               17,304         2,593            27,875
Less shares repurchased          (169,079)          (1,764,692)      (33,109)         (354,552)
----------------------------------------------------------------------------------------------
      Net increase (decrease)    (125,983)         $(1,320,422)       21,886       $   236,329
==============================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year        Year      Year       Year      Year
                                                             4/30/16     Ended       Ended     Ended      Ended     Ended
                                                             (unaudited) 10/31/15    10/31/14  10/31/13   10/31/12  10/31/11
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 10.40     $ 10.91     $ 10.98   $ 11.49    $ 11.22   $ 11.19
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.16(b)  $  0.31(b)  $  0.38   $  0.30    $  0.36   $  0.34
   Net realized and unrealized gain (loss) on investments       0.12       (0.41)      (0.04)    (0.35)      0.29      0.01
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.28     $ (0.10)    $  0.34   $ (0.05)   $  0.65   $  0.35
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.21)    $ (0.31)    $ (0.35)  $ (0.29)   $ (0.36)  $ (0.32)
   Net realized gain                                              --       (0.10)      (0.06)    (0.17)     (0.02)       --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.21)    $ (0.41)    $ (0.41)  $ (0.46)   $ (0.38)  $ (0.32)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.07     $ (0.51)    $ (0.07)  $ (0.51)   $  0.27   $  0.03
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.47     $ 10.40     $ 10.91   $ 10.98    $ 11.49   $ 11.22
============================================================================================================================
Total return*                                                   2.76%      (1.00)%      3.16%    (0.45)%     5.98%     3.22%
Ratio of net expenses to average net assets (a)                 1.00%**     1.00%       1.01%     1.00%      1.00%     1.00%
Ratio of net investment income (loss) to average net assets     3.06%**     2.87%       3.57%     3.36%      3.26%     2.94%
Portfolio turnover rate                                           38%**       34%         51%       33%        29%       34%
Net assets, end of period (in thousands)                     $13,052     $12,737     $11,601   $ 6,888    $ 9,128   $14,830
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (a)                     2.52%**     2.67%       2.52%     2.05%      1.65%     2.07%
   Net investment income (loss) to average net assets           1.54%**     1.20%       2.06%     2.31%      2.60%     1.86%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 39

----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year        Year      Year       Year      Year
                                                             4/30/16     Ended       Ended     Ended      Ended     Ended
                                                             (unaudited) 10/31/15    10/31/14  10/31/13   10/31/12  10/31/11
----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 10.43     $ 10.94     $ 11.01   $ 11.51    $ 11.23   $ 11.19
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.11(b)  $  0.21(b)  $  0.29   $  0.20    $  0.26   $  0.24
   Net realized and unrealized gain (loss) on investments       0.12       (0.41)      (0.05)    (0.34)      0.30      0.02
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.23     $ (0.20)    $  0.24   $ (0.14)   $  0.56   $  0.26
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.16)    $ (0.21)    $ (0.25)  $ (0.19)   $ (0.26)  $ (0.22)
   Net realized gain                                              --       (0.10)      (0.06)    (0.17)     (0.02)       --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.16)    $ (0.31)    $ (0.31)  $ (0.36)   $ (0.28)  $ (0.22)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.07     $ (0.51)    $ (0.07)  $ (0.50)   $  0.28   $  0.04
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.50     $ 10.43     $ 10.94   $ 11.01    $ 11.51   $ 11.23
============================================================================================================================
Total return*                                                   2.30%      (1.87)%      2.24%    (1.24)%     5.09%     2.39%
Ratio of net expenses to average net assets (a)                 1.84%**     1.90%       1.91%     1.90%      1.90%     1.90%
Ratio of net investment income (loss) to average net assets     2.22%**     1.96%       2.67%     2.46%      2.33%     2.15%
Portfolio turnover rate                                           38%**       34%         51%       33%        29%       34%
Net assets, end of period (in thousands)                     $ 4,205     $ 4,113     $ 4,156   $ 3,847    $ 4,414   $ 3,555
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (a)                     2.35%**     2.56%       2.71%     2.75%      2.39%     2.94%
   Net investment income (loss) to average net assets           1.72%**     1.30%       1.87%     1.61%      1.84%     1.11%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year        Year      Year       Year      Year
                                                             4/30/16     Ended       Ended     Ended      Ended     Ended
                                                             (unaudited) 10/31/15    10/31/14  10/31/13   10/31/12  10/31/11
----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 10.50     $ 11.00     $ 11.07   $ 11.59    $ 11.30   $ 11.22
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.17(b)  $  0.33(b)  $  0.42   $  0.33    $  0.39   $  0.35
   Net realized and unrealized gain (loss) on investments       0.12       (0.39)      (0.05)    (0.36)      0.30      0.05
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.29     $ (0.06)    $  0.37   $ (0.03)   $  0.69   $  0.40
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.22)    $ (0.34)    $ (0.38)  $ (0.32)   $ (0.38)  $ (0.32)
   Net realized gain                                              --       (0.10)      (0.06)    (0.17)     (0.02)       --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.22)    $ (0.44)    $ (0.44)  $ (0.49)   $ (0.40)  $ (0.32)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.07     $ (0.50)    $ (0.07)  $ (0.52)   $  0.29   $  0.08
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.57     $ 10.50     $ 11.00   $ 11.07    $ 11.59   $ 11.30
============================================================================================================================
Total return*                                                   2.87%**    (0.62)%      3.42%    (0.25)%     6.24%     3.66%
Ratio of net expenses to average net assets (a)                 0.75%**     0.75%       0.76%     0.75%      0.79%     0.82%
Ratio of net investment income (loss) to average net assets     3.31%**     3.12%       3.81%     3.58%      3.42%     3.01%
Portfolio turnover rate                                           38%         34%         51%       33%        29%       34%
Net assets, end of period (in thousands)                     $10,924     $12,178     $12,525   $17,438    $15,297   $11,160
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:            **
   Total expenses to average net assets (a)                     1.28%**     1.39%       1.50%     1.57%      1.18%     1.55%
   Net investment income (loss) to average net assets           2.79%       2.48%       3.07%     2.76%      3.04%     2.28%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 41

Notes to Financial Statements | 4/30/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Multisector Income Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

42 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 43 independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At April 30, 2016, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

44 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 45 these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2015, was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $  856,632
     Long-term capital gain                                              238,626
     ---------------------------------------------------------------------------
          Total                                                       $1,095,258
     ===========================================================================

46 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2015:

     ----------------------------------------------------------------------------
                                                                            2015
     ----------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $    199,660
     Capital loss carryforward                                           (64,518)
     Current year dividend payable                                       (42,347)
     Unrealized depreciation                                          (1,097,662)
     ----------------------------------------------------------------------------
          Total                                                     $ (1,004,867)
     ============================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments related to sidecars, the mark-to-market of forward and futures contracts, and interest accruals on preferred stock.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $901 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2016.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 47

H.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

I.   Insurance Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or

48 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments, which also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, are generally subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information.

     Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2016 was $71,550. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 49 the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended April 30, 2016, was $(4,166,996).

     At April 30, 2016, open futures contracts were as follows:

     ------------------------------------------------------------------------------------------------
                                                                                       Net
                                           Number of                                   Unrealized
                                           Contracts      Settlement                   Appreciation
      Type                  Counterparty   Long/(Short)   Month        Value           (Depreciation)
     ------------------------------------------------------------------------------------------------
      Euro Bund             Citibank NA      5            6/16         $   926,845     $ (8,817)
      US 10 Yr Note (CBT)   Citibank NA    (29)           6/16          (3,771,813)      15,419
      US 5 Yr Note (CBT)    Citibank NA    (11)           6/16          (1,330,055)       1,483
     ------------------------------------------------------------------------------------------------
           Total                                                       $(4,175,023)    $  8,085
     ================================================================================================

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. At and as of the six months ended April 30, 2016, the Fund had no open repurchase agreements.

50 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

L.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 51

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at April 30, 2016 was $25,000 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at April 30, 2016, are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended April 30, 2016 was $13,277.

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended April 30, 2016, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $12,741 in management fees, administrative costs and certain other reimbursements due to PIM at April 30, 2016.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

52 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $62,140
Class C                                                                    1,462
Class Y                                                                      626
--------------------------------------------------------------------------------
    Total                                                                $64,228
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $37,943 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at April 30, 2016.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $620 in distribution fees payable to PFD at April 30, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2016, no CDSCs were paid to PFD.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 53

5. Forward Foreign Currency Contracts

At April 30, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended April 30, 2016, was $(6,332,445).

Open forward foreign currency contracts at April 30, 2016, were as follows:

----------------------------------------------------------------------------------------------------
                                             In
Currency                      Currency       Exchange                      Settlement   Unrealized
Sold              Deliver     Purchased      For          Counterparty     Date         Appreciation
----------------------------------------------------------------------------------------------------
USD               (634,329)   (GBP) British     435,671   JP Morgan        5/3/16       $ 2,099
                              Pound Sterling              Chase Bank NA
USD               (567,543)   (CZK)          13,500,000   Citibank NA      6/16/16        4,670
                              Czech Koruna
USD               (143,161)   (MXN)           2,555,000   Citibank NA      6/2/16         4,829
                              Mexican Peso
USD               (439,820)   (GBP) British     305,000   Societe          5/3/16         5,724
                              Pound Sterling              Generale SA
USD               (294,636)   (MXN)           5,095,000   Brown Brothers   6/2/16           473
                              Mexican Peso                Harriman & Co.
USD               (290,505)   NOK             2,390,000   Citibank NA      6/30/16        5,931
                              (Norwegian
                              Krone)
(AUD)              (82,475)   USD                63,325   JP Morgan        6/20/16          765
Australian                                                Chase Bank NA
Dollar
USD               (114,432)   (MXN)           1,978,748   UBS AG           6/2/16           180
                              Mexican Peso
USD               (137,987)   (CLP)          91,560,000   Citibank NA      6/6/16           169
                              Chilean Peso
(GBP) British     (235,671)   USD               344,485   JP Morgan        7/5/16           148
Pound Sterling                                            Chase Bank NA
----------------------------------------------------------------------------------------------------
Total                                                                                   $24,988
====================================================================================================

54 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

--------------------------------------------------------------------------------------------------------
                                             In
Currency                      Currency       Exchange                          Settlement   Unrealized
Sold             Deliver      Purchased      For              Counterparty     Date         Depreciation
--------------------------------------------------------------------------------------------------------
CNY (New          (1,000,000) USD                  153,941    JP Morgan        5/20/16      $    (407)
Chinese Yuan)                                                 Chase Bank NA
(GBP) British       (752,079) USD                1,043,311    JP Morgan        5/3/16         (55,327)
Pound Sterling                                                Chase Bank NA
(SEK)             (2,751,185) USD                  322,649    JP Morgan        6/1/16         (20,349)
Swedish Krona                                                 Chase Bank NA
(EUR) Euro           (36,654) USD                   41,785    JP Morgan        6/3/16            (226)
                                                              Chase Bank NA
(EUR) Euro          (123,455) USD                  139,672    Goldman Sachs    6/3/16          (1,826)
                                                              International
NOK               (2,450,000) (EUR) Euro           259,363    JP Morgan        6/15/16         (6,508)
(Norwegian                                                    Chase Bank NA
Krone)
(CZK)            (13,500,000) USD                  553,977    Citibank NA      6/16/16        (18,237)
Czech Koruna
(CAD)               (116,629) (MXN)              1,559,643    JP Morgan        5/31/16         (2,636)
Canadian                      Mexican                         Chase Bank NA
Dollar)                       Peso
(MXN)            (14,310,052) USD                  806,729    JP Morgan        6/2/16         (22,128)
Mexican Peso                                                  Chase Bank NA
(GBP) British        (90,618) USD                  127,775    Citibank NA      5/3/16          (4,600)
Pound Sterling
USD                 (436,979) (IDR)          5,783,359,638    Goldman Sachs    6/1/16            (266)
                              Indonesian                      International
                              Rupiah
(CLP)            (91,560,000) USD                  136,027    JP Morgan        6/6/16          (2,129)
Chilean Peso                                                  Chase Bank NA
(NZD) New         (3,559,854) USD                2,454,679    JP Morgan        6/20/16        (22,670)
Zealand Dollar                                                Chase Bank NA
(HUF)            (66,994,656) USD                  244,086    JP Morgan        6/20/16         (1,837)
Hungarian                                                     Chase Bank NA
Forint
(ZAR) South       (1,555,000) USD                  108,126    Citibank NA      5/25/16           (631)
African Rand
--------------------------------------------------------------------------------------------------------
Total                                                                                       $(159,777)
========================================================================================================

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 55 net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2016.

-------------------------------------------------------------------------------------------
                   Derivative
                   Assets
                   Subject to       Derivatives   Non-Cash     Cash           Net Amount
                   Master Netting   Available     Collateral   Collateral     of Derivative
Counterparty       Agreement        for Offset    Received (a) Received (a)   Assets (b)
-------------------------------------------------------------------------------------------
JPMorgan
 Chase Bank NA     $ 3,012          $ (3,012)     $--          $--            $    --
Morgan Stanley
 Capital
 Services LLC           --                --       --           --                 --
Citibank NA         15,999           (15,999)      --           --                 --
Goldman Sachs           --                --       --           --                 --
UBS AG                 180                --       --           --                180
Brown Brothers
 Harriman
 & Co.                 473                --       --           --                473
Societe
 Generale SA         5,724                --       --           --              5,724
-------------------------------------------------------------------------------------------
Total              $25,388          $(19,011)     $--          $--            $ 6,377
===========================================================================================

56 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

-------------------------------------------------------------------------------------------------------
                        Derivative
                        Liabilities
                        Subject to        Derivatives      Non-Cash       Cash          Net Amount
                        Master Netting    Available        Collateral     Collateral    of Derivative
Counterparty            Agreement         for Offset       Pledged (a)    Pledged (a)   Liabilities (c)
-------------------------------------------------------------------------------------------------------
JPMorgan
 Chase Bank NA          $134,217          $ (3,012)        $--            $(25,000)     $106,205
Morgan Stanley
 Capital
 Services LLC              1,523                --          --                  --         1,523
Citibank NA               23,468           (15,999)         --                  --         7,469
Goldman Sachs              2,092                --          --                  --         2,092
UBS AG                        --                --          --                  --            --
Brown Brothers
 Harriman
 & Co.                        --                --          --                  --            --
Societe
 Generale SA                  --                --          --                  --            --
-------------------------------------------------------------------------------------------------------
Total                   $161,300          $(19,011)        $--            $(25,000)     $117,289
=======================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 57

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2016, was as follows:

-------------------------------------------------------------------------------------------------
                                                                Foreign
Statement of Assets                     Interest     Credit     Exchange      Equity    Commodity
and Liabilities                         Rate Risk    Risk       Rate Risk     Risk      Risk
-------------------------------------------------------------------------------------------------
Assets
  Unrealized appreciation of
     forward foreign currency
     contracts                          $     --    $    --     $ 24,988      $--       $--
  Net unrealized appreciation of
     futures contracts                     8,085         --           --       --        --
  Net unrealized appreciation of
     swap contracts                           --      3,482           --       --        --
-------------------------------------------------------------------------------------------------
  Total Value                           $  8,085    $ 3,482     $ 24,988      $--       $--
=================================================================================================
Liabilities
  Unrealized depreciation of
     forward foreign currency
     contracts                          $     --    $    --     $159,777      $--       $--
-------------------------------------------------------------------------------------------------
  Total Value                           $     --    $    --     $159,777      $--       $--
=================================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2016 was as follows:

-------------------------------------------------------------------------------------------------
                                                                Foreign
Statement of                            Interest     Credit     Exchange      Equity    Commodity
Operations                              Rate Risk    Risk       Rate Risk     Risk      Risk
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on
 Swap contracts                         $      --    $ 6,854    $      --     $--       $--
 Futures contracts                        (78,966)        --           --      --        --
 Forward foreign
     currency contracts*                       --         --     (237,942)     --        --
-------------------------------------------------------------------------------------------------
 Total Value                            $ (78,966)   $ 6,854    $(237,942)    $--       $--
=================================================================================================
Change in net unrealized
 appreciation (depreciation) on
 Swap contracts                         $      --    $(1,065)   $      --     $--       $--
 Futures contracts                         (4,371)        --           --      --        --
 Forward foreign currency contracts*           --         --       57,582      --        --
-------------------------------------------------------------------------------------------------
 Total Value                            $  (4,371)   $(1,065)   $  57,582     $--       $--
=================================================================================================

* Included in the amount shown on the Statement of Operations as foward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

58 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

8. Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations.

As of April 30, 2016, the Fund had two bridge loan commitments worth $21,739, which could be extended at the option of the borrower, pursuant to the following loan agreements:

---------------------------------------------------------------------------------------
                                                                         Unrealized
                                                                         Appreciation
Loan                              Principal    Cost        Value         (Depreciation)
---------------------------------------------------------------------------------------
Charter Communications
  Operating Co., Bridge Loan      $ 3,043      $ 3,043     $ 3,043       $--
CCO Holding Co., Bridge Loan       18,696       18,696      18,696       $--
---------------------------------------------------------------------------------------
     Total                        $21,739      $21,739     $21,739       $--
=======================================================================================

9. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 10, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2016, the Fund had no borrowings under the credit facility.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 59

Additional Information

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

60 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 61

                           This page for your notes.

62 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

                           This page for your notes.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 63

                           This page for your notes.

64 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

                           This page for your notes.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 65

                           This page for your notes.

66 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

                           This page for your notes.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16 67

                           This page for your notes.

68 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292
FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321
Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 21910-08-0616

                        Pioneer Global High
                        Yield Fund

--------------------------------------------------------------------------------
                        Semiannual Report | April 30, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PGHYX
                        Class C     PGYCX
                        Class Y     GHYYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          42

Notes to Financial Statements                                                 49

Trustees, Officers and Service Providers                                      66

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 1

President's Letter

Dear Shareowner,

Global financial markets began 2016 on shaky footing, delivering the kind of volatility that challenged investors in 2015. US equities fell by 10% through the first six weeks of the year, only to recover the losses by the end of the first quarter. Fixed-income markets were also acutely affected, with concerns about falling oil prices and a weak global economy leading to a sell-off in credit-sensitive sectors, especially high-yield bonds, as investors fled to the perceived safety of government bonds. Like equities, credit markets recovered much of their lost ground by the end of the first quarter.

Midway through the first quarter, market sentiment shifted, as expectations grew that major central banks would extend their accommodative monetary policies in the hopes of driving economic growth. The US Federal Reserve (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The Bank of Japan also followed a monetary easing path, announcing negative interest rates in January.

As 2016 moves along, we continue to see central bank policies as generally supportive of the US economy - for which we maintain an expectation of modest growth this year - against an overall global economic backdrop that remains unsettled and points towards generally lower growth. Economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
April 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 3

Portfolio Management Discussion | 4/30/16

The performance of high-yield corporate bonds and other more credit-sensitive debt began to improve during the final 10 weeks of the six-month period ended April 30, 2016. After a difficult start, investor sentiment improved as commodity prices showed new strength and investors saw new signs for optimism in the global economy. In the following interview, Andrew Feltus and Tracy Wright discuss the market environment and the performance of Pioneer Global High Yield Fund during the six-month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, is lead manager of the Fund, and Ms. Wright, a senior vice president and portfolio manager at Pioneer, is the co-manager of the Fund. Together, they are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended April 30, 2016?

A Pioneer Global High Yield Fund's Class A shares returned 0.77% at net asset value during the six-month period ended April 30, 2016, while the Fund's benchmarks, the Barclays Global High Yield Index (the Barclays Index) and the Bank of America Merrill Lynch (BofA ML) US High Yield Index, returned 3.65% and 2.25%, respectively. During the same period, the average return of the 684 mutual funds in Lipper's High Yield Funds category was 0.83%, and the average return of the 791 mutual funds in Morningstar's High Yield Bond Funds category was 0.68%.

Q How would you describe the investment environment in the credit-sensitive markets during the six-month period ended April 30, 2016?

A After a slow start to the calendar year, the backdrop for investing in credit-linked securities, including US high-yield corporate bonds and emerging markets debt, turned around and became more favorable in mid-February 2016.

     The period began with a continuation of the difficult environment that had existed for most of 2015. Then, growing worries about the health of the world economy became pervasive, principally because of the confluence of several factors, including weakening prices for oil and other basic commodities, evidence of slowing economic growth in China, and a resurgent debt crisis in Greece that potentially threatened the wider European economy. Falling prices for oil, metals, and other basic commodities especially affected the debt of issuers with high exposure to such commodities, notably US high-yield corporate bonds and emerging markets debt. Meanwhile, although major central banks - especially in Europe and Japan - adopted more accommodative monetary policies, expectations were growing that the influential US Federal Reserve (the Fed) would become less accommodative and start raising short-term interest rates in the United States as soon as September 2015. As it happened, the Fed delayed its anticipated rate-hike policy, keeping rates unchanged in September and advising the financial markets that it would look closely at a

4 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 range of factors, including global market trends, before tightening monetary policy. While it did raise the Federal funds rate by 0.25% in December 2015, the Fed also made it clear that it would proceed cautiously before raising rates any further. At the same time that the Fed was issuing its newer guidance, the European Central Bank (ECB) further loosened its monetary easing policy and the Chinese government signaled that it, too, might adopt fiscal policies aimed at encouraging economic growth.

     Market trends shifted in mid-February 2016 when the US dollar peaked in value, the prices of oil and other commodities began to strengthen, and the more credit-sensitive sectors of the fixed-income market starting to rally and outperform other asset classes. The renewed strength in the credit sectors continued over the final 10 weeks of the six-month period through April 30, 2016.

     After losing ground early in the period, US high-yield debt staged a brisk rally, as investors seemed to recognize that high-yield bond prices were attractive relative to the risks. US high yield returned more than 9% over the final three months of the period through April 30, and finished the six months with a 2.25% positive return (as measured by the BofA ML US High Yield Index).

     Emerging markets debt, which had largely tracked the performance of the US high-yield sector, also rallied and began outperforming other asset classes over the final portion of the six-month period. The major catalyst in the emerging markets was the rebound in commodity prices. However, emerging markets also received a boost from more optimistic investor attitudes about growth prospects in China in the wake of the central government's signals regarding more accommodative policies, and from encouraging prospects of political and economic reforms in troubled areas such as Brazil and Argentina.

Q What factors affected the Fund's performance relative to its benchmarks during the six-month period ended April 30, 2016, both positively and negatively?

A The Fund's benchmark-relative underperformance over the period is attributable in large part to overall security selection results, which tended to hold back relative returns. This was particularly the case in the financials sector, mainly because the Fund did not fully participate in the strong performance of European financial corporations. In Europe, we missed opportunities to invest the portfolio in institutions that rallied after the ECB extended its quantitative easing bond-buying program to include corporate bonds. Security selection in the energy sector also detracted from the Fund's benchmark-relative results, offsetting the positive effects of the portfolio's underweighting of energy industry bonds. One energy holding that detracted notably from benchmark-relative performance was Pacific Rubiales, a Colombian oil company that defaulted on its debt. Another portfolio holding that defaulted and held back the Fund's performance was ICA, a Mexican construction company. In the United States, meanwhile, our emphasis on holding energy exploration-and-production (E&P)

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 5 companies in the portfolio detracted from the Fund's relative performance. Specific holdings in US energy companies that hurt the Fund's relative returns during the period included Comstock Resources and MidStates Oil.

     On the positive side of the ledger, the Fund's investments in securities of several food-related commodity companies in the emerging markets helped benchmark-relative results, led by positions in Brazilian beef companies Marfrig and Minerva, and Peruvian fish-processing corporation Pesquera Exalmar.

Q Did the Fund invest in any derivative securities during the six-month period ended April 30, 2016? If so, did the investments have any influence on the Fund's relative performance?

A Yes, we did invest in some currency forward contracts in an attempt to hedge the effects of the Fund's foreign currency exposure. The contracts had a slight negative effect on benchmark-relative results when some foreign currencies began gaining strength against the US dollar. We also invested in some credit default swaps as a way to help manage financial liquidity in the portfolio. Those investments had no material impact on the Fund's relative returns.

Q What factors affected the Fund's dividend*, or yield, during the six-month period ended April 30, 2016?

A The Fund's yield remained stable over the six-month period, as the portfolio's added emerging markets exposure helped to increase income even as yields available in developed economies declined.

Q What is your investment outlook and how has it affected your investment strategy for the Fund?

A We believe the US economy should be able to grow at a moderate pace of 2.0% to 2.25% in 2016, despite getting off to a slow start in the first quarter, when gross domestic product (GDP) struggled to reach 1%. While poor sales figures and a slowdown in capital spending - both of which are tied to weakness in the energy markets - played a role in the first quarter's disappointing GDP figures, we still see persuasive evidence that the domestic economy is strengthening, as employment growth has been relentless and household formation and new-home construction data have been encouraging.

     While we foresee more growth on the domestic scene, global economic trends remain mixed. The recovery in Europe is proceeding at a slow pace, and we are concerned about the threatened exit of Britain from the European Economic Community, while the state of the Chinese economy continues to give investors pause. However, the recent pro-growth signals emanating from the Chinese government provide some reason for optimism. Moreover, we are becoming more encouraged about growth prospects in selected emerging markets, especially if oil and other commodity prices did in fact bottom out earlier this year.

*    Dividends are not guaranteed.

6 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

     If, as we expect, the domestic economy shows continued improvement, we think a cautious Fed may further tighten monetary policy, perhaps raising short-term interest rates once or twice more in 2016. Therefore, we intend to maintain the Fund's short-duration stance relative to the overall market. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     We believe a slow-growth environment should be good for the credit-sensitive markets. Corporate balance sheets continue to look solid and borrowing costs are not burdensome. In addition, we do not see any noticeable signs of increases in debt, or leverage in the economy, either by corporations or individual households. When it comes to investing in corporate bonds, we feel that security selection will be important, especially as we see some corporations taking shareholder-friendly actions, such as initiating mergers and increasing borrowing to pay for dividend increases.

     We think the US dollar, after an extended period of gains against foreign currencies, may have peaked in relative value. This should be good for portfolio management flexibility as we consider investment opportunities outside the United States. In fact, we already have seen new strength in the euro, which has aided the Fund's relative performance given that we increased the portfolio's exposure to the euro as of period end, and we believe this anticipated environment will prove positive overall.

     Similarly, a softer US dollar also helps commodities, and the change in currency markets has facilitated our decision to increase the portfolio's exposure to the emerging markets. In that vein, we have reduced the Fund's heavy overweight in US high-yield corporate bonds and floating-rate bank loans, while boosting exposures to Europe and emerging markets. Both sovereign and corporate emerging markets investments (including those denominated in the US dollar) accounted for about 25% of invested assets as of the end of April, while all investments denominated in non-dollar currencies accounted for about 13%.

     While we are more optimistic about opportunities in emerging markets and in selected European groups, we also think domestic high-yield corporate bond prices are attractive, although they may not be as compelling as they were in February when they started to rally. Yield spreads - or the differences in yield between lower-quality and higher-quality fixed-income vehicles (usually Treasuries) with similar maturities - remain wider than long-term averages, and most sectors (other than energy, and metals and mining) are seeing improved performance. In addition, prices remain low relative to current default rates.

     Overall, we do not anticipate a robust rally in high-yield bonds, but we do see opportunities for continued performance improvement.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 7

Please refer to the Schedule of Investments on pages 16-41 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

Portfolio Summary | 4/30/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                      47.1%
International Corporate Bonds                                             33.3%
Foreign Government Bonds                                                   5.9%
Convertible Corporate Bonds                                                4.1%
Senior Secured Loans                                                       3.6%
Collateralized Mortgage Obligations                                        1.4%
U.S. Preferred Stocks                                                      1.2%
International Common Stocks                                                1.1%
Warrants                                                                   0.8%
U.S. Common Stocks                                                         0.6%
U.S. Government Securities                                                 0.4%
Asset Backed Securities                                                    0.4%
International Preferred Stocks                                             0.1%
Depositary Receipts for International Stocks                               0.0%+

+    Amount rounds to less than 0.1%.

* Includes investments in insurance linked securities totaling 4.0% of total investment portfolio.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings based on country of domicile)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States                                                              57.7%
Other (individually less than 1%)                                          11.7%
Luxembourg                                                                  6.3%
United Kingdom                                                              4.9%
Mexico                                                                      3.5%
Netherlands                                                                 3.3%
Cayman Islands                                                              2.1%
Canada                                                                      1.9%
Ireland                                                                     1.9%
Argentina                                                                   1.8%
Bermuda                                                                     1.8%
France                                                                      1.7%
Australia                                                                   1.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.  Mexican Udibonos, 2.0%, 6/9/22                                        1.47%
--------------------------------------------------------------------------------
 2.  Scientific Games International, Inc., 10.0%, 12/1/22                  1.42
--------------------------------------------------------------------------------
 3.  GMAC Capital Trust I, Floating Rate Note, 2/15/40                     1.22
--------------------------------------------------------------------------------
 4.  Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                           1.16
--------------------------------------------------------------------------------
 5.  Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                          1.14
--------------------------------------------------------------------------------
 6.  Darling Global Finance BV, 4.75%, 5/30/22 (144A)                      1.13
--------------------------------------------------------------------------------
 7.  Frontier Communications Corp., 8.75%, 4/15/22                         1.10
--------------------------------------------------------------------------------
 8.  Sprint Corp., 7.25%, 9/15/21                                          1.08
--------------------------------------------------------------------------------
 9.  Griffon Corp., 5.25%, 3/1/22                                          0.93
--------------------------------------------------------------------------------
10.  NRG Energy, Inc., 6.25%, 5/1/24                                       0.84
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 9

Prices and Distributions | 4/30/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                  4/30/16                      10/31/15
--------------------------------------------------------------------------------
          A                      $8.44                         $8.64
--------------------------------------------------------------------------------
          C                      $8.41                         $8.62
--------------------------------------------------------------------------------
          Y                      $8.28                         $8.49
--------------------------------------------------------------------------------

Distributions per Share: 11/1/15-4/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Short-Term        Long-Term      Tax Return
         Class     Dividends      Capital Gains    Capital Gains    of Capital
--------------------------------------------------------------------------------
          A         $0.2550            $ --             $ --
--------------------------------------------------------------------------------
          C         $0.2264            $ --             $ --
--------------------------------------------------------------------------------
          Y         $0.2636            $ --             $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the Barclays U.S. High-Yield, Barclays Pan-European High-Yield, Barclays U.S. Emerging Markets High-Yield, and Barclays Pan-European Emerging Markets High-Yield Indices. The BofA ML US High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-13.

10 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

Performance Update | 4/30/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bank of America
(BofA) Merrill Lynch (ML) US High Yield Index and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                                                         Barclays     BofA
                             Net           Public        Global       ML US
                             Asset         Offering      High         High
                             Value         Price         Yield        Yield
Period                       (NAV)         (POP)         Index        Index
--------------------------------------------------------------------------------
10 years                      4.69%         4.21%        7.62%         7.20%
5 years                       1.68          0.74         5.36          5.22
1 year                       -4.35         -8.64         1.57         -1.34
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             1.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Global      BofA ML US High     Barclays Global
                     High Yield Fund     Yield Index         High Yield Index
 4/06                $  9,550            $ 10,000            $ 10,000
 4/07                $ 10,849            $ 11,241            $ 11,326
 4/08                $ 10,522            $ 11,148            $ 11,376
 4/09                $  7,454            $  9,511            $  9,623
 4/10                $ 12,057            $ 13,715            $ 13,952
 4/11                $ 13,898            $ 15,545            $ 16,052
 4/12                $ 13,703            $ 16,345            $ 16,765
 4/13                $ 15,474            $ 18,640            $ 19,259
 4/14                $ 16,086            $ 19,814            $ 20,687
 4/15                $ 15,792            $ 20,322            $ 20,519
 4/16                $ 15,104            $ 20,051            $ 20,841

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 11

Performance Update | 4/30/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) US High Yield Index and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                                                         Barclays     BofA
                                                         Global       ML US
                                                         High         High
                             If            If            Yield        Yield
Period                       Held          Redeemed      Index        Index
--------------------------------------------------------------------------------
10 years                      3.95%         3.95%        7.62%         7.20%
5 years                       0.98          0.98         5.36          5.22
1 year                       -5.15         -5.15         1.57         -1.34
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             1.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Global      BofA ML US High     Barclays Global
                     High Yield Fund     Yield Index         High Yield Index
 4/06                $ 10,000            $ 10,000            $ 10,000
 4/07                $ 11,272            $ 11,241            $ 11,326
 4/08                $ 10,853            $ 11,148            $ 11,376
 4/09                $  7,623            $  9,511            $  9,623
 4/10                $ 12,254            $ 13,715            $ 13,952
 4/11                $ 14,031            $ 15,545            $ 16,052
 4/12                $ 13,762            $ 16,345            $ 16,765
 4/13                $ 15,426            $ 18,640            $ 19,259
 4/14                $ 15,923            $ 19,814            $ 20,687
 4/15                $ 15,535            $ 20,322            $ 20,519
 4/16                $ 14,734            $ 20,051            $ 20,841

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

Performance Update | 4/30/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) US High Yield Index and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                                                         Barclays     BofA
                                           Net           Global       ML US
                                           Asset         High         High
                                           Value         Yield        Yield
Period                                     (NAV)         Index        Index
--------------------------------------------------------------------------------
10 years                                    5.02%        7.62%         7.20%
5 years                                     1.97         5.36          5.22
1 year                                     -4.24         1.57         -1.34
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             0.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                     Pioneer Global      BofA ML US High     Barclays Global
                     High Yield Fund     Yield Index         High Yield Index
 4/06                $ 5,000,000         $  5,000,000        $  5,000,000
 4/07                $ 5,700,075         $  5,620,626        $  5,663,013
 4/08                $ 5,561,410         $  5,574,105        $  5,687,810
 4/09                $ 3,959,377         $  4,755,299        $  4,811,687
 4/10                $ 6,414,222         $  6,857,329        $  6,975,986
 4/11                $ 7,403,238         $  7,772,435        $  8,025,973
 4/12                $ 7,327,634         $  8,172,622        $  8,382,743
 4/13                $ 8,299,690         $  9,320,033        $  9,629,619
 4/14                $ 8,657,533         $  9,906,834        $ 10,343,253
 4/15                $ 8,521,646         $ 10,161,059        $ 10,259,725
 4/16                $ 8,160,441         $ 10,025,271        $ 10,420,632

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Y shares for periods prior to the inception of Class Y shares on December 28, 2005, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 28, 2005, would have been higher than the performance shown. For the period beginning December 28, 2005, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from November 1, 2015, through April 30, 2016.

--------------------------------------------------------------------------------
Share Class                               A                C               Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00        $1,000.00       $1,000.00
Value on 11/1/15
--------------------------------------------------------------------------------
Ending Account                        $1,007.10        $1,003.00       $1,007.70
Value (after expenses)
on 4/30/16
--------------------------------------------------------------------------------
Expenses Paid                         $    5.79        $    9.31       $    4.39
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 1.87%, and 0.88% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2015, through April 30, 2016.

--------------------------------------------------------------------------------
Share Class                               A                C               Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00        $1,000.00       $1,000.00
Value on 11/1/15
--------------------------------------------------------------------------------
Ending Account                        $1,019.10        $1,015.56       $1,020.49
Value (after expenses)
on 4/30/16
--------------------------------------------------------------------------------
Expenses Paid                         $    5.82        $    9.37       $    4.42
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 1.87%, and 0.88% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 15

Schedule of Investments | 4/30/16 (unaudited)

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             CONVERTIBLE CORPORATE BONDS -- 4.1%
                             ENERGY -- 0.9%
                             Oil & Gas Exploration & Production -- 0.5%
      4,155,000              Cobalt International Energy, Inc.,
                             2.625%, 12/1/19                                          $   2,090,484
      2,585,000              Whiting Petroleum Corp., 1.25%, 4/1/20 (144A)                1,951,675
                                                                                      -------------
                                                                                      $   4,042,159
---------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 0.4%
      2,800,000              Golar LNG, Ltd., 3.75%, 3/7/17                           $   2,643,480
                                                                                      -------------
                             Total Energy                                             $   6,685,639
---------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.9%
                             Construction Materials -- 0.7%
      4,875,000              Cemex SAB de CV, 3.72%, 3/15/20                          $   4,765,312
---------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.2%
      3,890,636              Mirabela Nickel, Ltd., 9.5%, 6/24/19 (144A)
                             (0.0% cash, 9.5% PIK) (PIK)                              $   1,439,535
---------------------------------------------------------------------------------------------------
                             Steel -- 0.0%+
EURO    256,063              New World Resources NV, 4.0%, 10/7/20
                             (144A) (4.0% cash, 8.0% PIK) (PIK) (e)                   $      43,983
                                                                                      -------------
                             Total Materials                                          $   6,248,830
---------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.1%
                             Electrical Components & Equipment -- 0.1%
      1,250,000              General Cable Corp., 4.5%, 11/15/29 (Step)               $     826,562
                                                                                      -------------
                             Total Capital Goods                                      $     826,562
---------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.6%
                             Homebuilding -- 0.6%
      4,640,000              KB Home, 1.375%, 2/1/19                                  $   4,451,500
                                                                                      -------------
                             Total Consumer Durables & Apparel                        $   4,451,500
---------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 0.1%
                             Distillers & Vintners -- 0.1%
      2,632,642              CEDC Finance Corp International, Inc., 10.0%,
                             4/30/18 (10.0% cash, 0.0% PIK) (PIK)                     $     684,487
                                                                                      -------------
                             Total Food, Beverage & Tobacco                           $     684,487
---------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.2%
                             Biotechnology -- 0.2%
      1,065,000              Anacor Pharmaceuticals, Inc., 2.0%,
                             4/15/23 (144A)                                           $   1,222,088
---------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 0.0%+
        400,000              Jazz Investments I, Ltd., 1.875%, 8/15/21                $     445,000
                                                                                      -------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                            $   1,667,088
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.8%
                             Internet Software & Services -- 0.5%
      2,645,000              WebMD Health Corp., 1.5%, 12/1/20                        $   3,536,034
---------------------------------------------------------------------------------------------------
                             Application Software -- 0.3%
      1,840,000              Citrix Systems, Inc., 0.5%, 4/15/19                      $   2,078,050
        490,000              Mentor Graphics Corp., 4.0%, 4/1/31                            514,806
                                                                                      -------------
                                                                                      $   2,592,856
                                                                                      -------------
                             Total Software & Services                                $   6,128,890
---------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                             Electronic Components -- 0.2%
      1,605,000              Vishay Intertechnology, Inc., 2.25%, 5/15/41             $   1,236,853
                                                                                      -------------
                             Total Technology Hardware & Equipment                    $   1,236,853
---------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.3%
                             Semiconductors -- 0.3%
      2,393,896              LDK Solar Co., Ltd., 5.535%, 12/31/18,
                             (5.535% cash, 5.535% PIK) (PIK)                          $     359,084
      2,290,000              SunPower Corp., 0.875%, 6/1/21                               1,824,844
        535,000              Suntech Power Holdings Co., Ltd., 3.0%,
                             3/15/13 (d)                                                        268
                                                                                      -------------
                                                                                      $   2,184,196
                                                                                      -------------
                             Total Semiconductors & Semiconductor
                             Equipment                                                $   2,184,196
---------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS
                             (Cost $38,388,652)                                       $  30,114,045
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------
                             PREFERRED STOCKS -- 1.4%
                             TRANSPORTATION -- 0.2%
                             Air Freight & Logistics -- 0.2%
          3,428              CEVA Group Plc, 12/31/14* (c)                            $   1,199,860
                                                                                      -------------
                             Total Transportation                                     $   1,199,860
---------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 1.2%
                             Consumer Finance -- 1.2%
        355,600       6.40   GMAC Capital Trust I, Floating Rate Note, 2/15/40        $   8,914,892
                                                                                      -------------
                             Total Diversified Financials                             $   8,914,892
---------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.0%+
                             Reinsurance -- 0.0%+
         33,500              Lorenz Re, Ltd., Variable Rate Notes,
                             (Perpetual)* (f)(g)                                      $      83,750
                                                                                      -------------
                             Total Insurance                                          $      83,750
---------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCKS
                             (Cost $12,202,275)                                       $  10,198,502
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 17

---------------------------------------------------------------------------------------------------
Shares                                                                                Value
---------------------------------------------------------------------------------------------------
                             COMMON STOCKS -- 1.8%
                             ENERGY -- 0.0%+
                             Oil & Gas Exploration & Production -- 0.0%+
          5,886              Swift Energy Co.                                         $     125,078
                                                                                      -------------
                             Total Energy                                             $     125,078
---------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.0%+
                             Industrial Machinery -- 0.0%+
        156,027              Liberty Tire Recycling LLC (e)                           $       1,560
                                                                                      -------------
                             Total Capital Goods                                      $       1,560
---------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                             Diversified Support Services -- 0.0%+
             63              IAP Worldwide Services, Inc.                             $      84,949
                                                                                      -------------
                             Total Commercial Services & Supplies                     $      84,949
---------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.1%
                             Air Freight & Logistics -- 0.1%
          1,584              CEVA Group Plc*                                          $     554,278
                                                                                      -------------
                             Total Transportation                                     $     554,278
---------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.5%
                             Automobile Manufacturers -- 0.5%
        270,899              Ford Motor Co.                                           $   3,673,390
                                                                                      -------------
                             Total Automobiles & Components                           $   3,673,390
---------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.1%
                             Homebuilding -- 0.1%
      1,443,476              Desarrolladora Homex SAB de CV*                          $     285,139
                                                                                      -------------
                             Total Consumer Durables & Apparel                        $     285,139
---------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.0%+
                             Education Services -- 0.0%+
         11,492              Cengage Learning Holdings II, Inc.                       $     221,221
                                                                                      -------------
                             Total Consumer Services                                  $     221,221
---------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 0.2%
                             Distillers & Vintners -- 0.2%
         87,811              Marie Brizard Wine & Spirits SA*                         $   1,682,241
                                                                                      -------------
                             Total Food, Beverage & Tobacco                           $   1,682,241
---------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.1%
                             Specialized Finance -- 0.1%
            894              Panolam Holdings Co.* (e)                                $     770,628
                                                                                      -------------
                             Total Diversified Financials                             $     770,628
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

---------------------------------------------------------------------------------------------------
Shares                                                                                Value
---------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.8%
                             Life & Health Insurance -- 0.8%
      4,613,242              TIG TopCo., Ltd. (e)                                     $   5,593,390
          4,840              TIG TopCo., Ltd. (Class A) (e)                                      71
        132,750              TopCo. Ltd. (e)                                                  1,939
                                                                                      -------------
                                                                                      $   5,595,400
                                                                                      -------------
                             Total Insurance                                          $   5,595,400
---------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.0%+
                             Semiconductors -- 0.0%+
        158,800              LDK Solar Co., Ltd. (A.D.R.)*                            $       4,351
                                                                                      -------------
                             Total Semiconductors & Semiconductor
                             Equipment                                                $       4,351
---------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCKS
                             (Cost $16,827,874)                                       $  12,998,235
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)
---------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 0.6%
                             TRANSPORTATION -- 0.2%
                             Airlines -- 0.2%
      1,197,936              Continental Airlines 1998-1 Class B Pass
                             Through Trust, 6.748%, 3/15/17                           $   1,227,884
                                                                                      -------------
                             Total Transportation                                     $   1,227,884
---------------------------------------------------------------------------------------------------
                             BANKS -- 0.2%
                             Thrifts & Mortgage Finance -- 0.2%
      1,124,569       1.41   Countrywide Asset-Backed Certificates, Floating
                             Rate Note, 11/25/34                                      $   1,070,339
        335,609              Westgate Resorts 2014-A LLC, 6.25%,
                             10/20/26 (144A)                                                334,770
                                                                                      -------------
                                                                                      $   1,405,109
                                                                                      -------------
                             Total Banks                                              $   1,405,109
---------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.2%
                             Specialized Finance -- 0.2%
        687,827       0.86   Lease Investment Flight Trust, Floating Rate
                             Note, 7/15/31                                            $     151,322
      7,896,897       0.82   Lease Investment Flight Trust, Floating Rate
                             Note, 7/15/31                                                1,796,544
                                                                                      -------------
                                                                                      $   1,947,866
                                                                                      -------------
                             Total Diversified Financials                             $   1,947,866
---------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $7,886,438)                                        $   4,580,859
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 19

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- 1.4%
                             BANKS -- 1.4%
                             Thrifts & Mortgage Finance -- 1.4%
      1,500,000       3.21   Citigroup Commercial Mortgage Trust 2014-GC23
                             REMICS, Floating Rate Note, 7/12/47 (144A)               $     880,669
      1,480,000       5.96   COBALT CMBS Commercial Mortgage Trust
                             2007-C3, Floating Rate Note, 5/15/46                         1,390,859
        455,000       5.96   COBALT CMBS Commercial Mortgage Trust
                             2007-C3, Floating Rate Note, 5/15/46                           406,486
        600,000       6.01   COMM 2007-C9 Mortgage Trust, Floating
                             Rate Note, 12/10/49 (144A)                                     563,288
      1,175,000       3.89   EQTY 2014-INNS Mortgage Trust, Floating
                             Rate Note, 5/8/31 (144A)                                     1,123,859
        777,948       5.19   EQTY 2014-MZ Mezzanine Trust, Floating
                             Rate Note, 5/10/19 (144A)                                      728,455
      1,395,744       4.94   GS Mortgage Securities Corp., II Series
                             2005-GG4, Floating Rate Note, 7/10/39                        1,350,259
        661,738              Homeowner Assistance Program Reverse
                             Mortgage Loan Trust 2013-RM1, 4.0%,
                             5/26/53 (144A)                                                 653,466
      2,100,000       6.21   JP Morgan Chase Commercial Mortgage
                             Securities Trust 2007-LDP12, Floating Rate
                             Note, 2/15/51                                                2,013,699
      1,646,711       2.81   JP Morgan Mortgage Trust 2005-A1, Floating
                             Rate Note, 2/25/35                                           1,538,456
                                                                                      -------------
                                                                                      $  10,649,496
                                                                                      -------------
                             Total Banks                                              $  10,649,496
---------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE
                             OBLIGATIONS
                             (Cost $10,796,826)                                       $  10,649,496
---------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 79.7%
                             ENERGY -- 9.5%
                             Oil & Gas Drilling -- 0.4%
      2,306,000              Rowan Companies, Inc., 5.4%, 12/1/42                     $   1,510,430
        237,000              Rowan Companies, Inc., 5.85%, 1/15/44                          161,752
      2,420,000              Unit Corp., 6.625%, 5/15/21                                  1,639,550
                                                                                      -------------
                                                                                      $   3,311,732
---------------------------------------------------------------------------------------------------
                             Integrated Oil & Gas -- 0.9%
      5,165,000              Petrobras Global Finance BV, 5.375%, 1/27/21             $   4,590,394
MXN   8,650,000              Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                     442,546
      1,435,000              YPF SA, 8.5%, 3/23/21 (144A)                                 1,499,575
                                                                                      -------------
                                                                                      $   6,532,515
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 5.1%
      2,724,439              Ascent Resources -- Utica LLC, 3.5%, 3/1/21
                             (144A) (PIK)                                             $      54,489
      3,225,000              Carrizo Oil & Gas, Inc., 6.25%, 4/15/23                      3,096,000
        274,000              Comstock Resources, Inc., 9.5%, 6/15/20                         38,360
      2,385,000              Continental Resources, Inc., 3.8%, 6/1/24                    2,033,212
      3,595,000              Denbury Resources, Inc., 5.5%, 5/1/22                        2,309,788
      4,980,000              EPL Oil & Gas, Inc., 8.25%, 2/15/18                            348,600
      3,260,000              GeoPark Latin America, Ltd. Agencia en Chile,
                             7.5%, 2/11/20 (144A)                                         2,314,600
      4,990,000              Gulfport Energy Corp., 7.75%, 11/1/20                        5,039,900
      1,634,000              Halcon Resources Corp., 12.0%, 2/15/22 (144A)                1,164,225
      3,790,000              Hilcorp Energy I LP, 5.0%, 12/1/24 (144A)                    3,524,700
      1,000,000              KazMunayGas National Co., JSC, 4.4%,
                             4/30/23 (144A)                                                 932,500
      2,870,000              Memorial Resource Development Corp.,
                             5.875%, 7/1/22                                               2,611,700
      2,300,000              Midstates Petroleum Co., Inc., 9.25%, 6/1/21 (d)                34,500
      1,955,000              Novatek OAO via Novatek Finance, Ltd., 4.422%,
                             12/13/22 (144A)                                              1,867,416
      3,240,000              Oasis Petroleum, Inc., 6.875%, 3/15/22                       2,891,700
        785,000              Oasis Petroleum, Inc., 7.25%, 2/1/19                           745,750
      7,570,000              Pacific Exploration and Production Corp.,
                             5.375%, 1/26/19 (144A)                                       1,135,500
      1,745,000              PDC Energy, Inc., 7.75%, 10/15/22                            1,806,075
      1,285,000              QEP Resources, Inc., 5.375%, 10/1/22                         1,217,538
      1,750,000              Rice Energy Inc., 6.25%, 5/1/22                              1,732,500
        975,000              Rice Energy, Inc., 7.25%, 5/1/23                               984,750
        455,000              SM Energy Co., 5.0%, 1/15/24                                   378,788
        575,000              Whiting Petroleum Corp., 5.0%, 3/15/19                         508,875
        500,000              Whiting Petroleum Corp., 6.25%, 4/1/23                         416,250
                                                                                      -------------
                                                                                      $  37,187,716
---------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 0.8%
      4,025,000              Calumet Specialty Products Partners LP,
                             6.5%, 4/15/21                                            $   2,777,250
        448,000              EnLink Midstream Partners LP, 5.05%, 4/1/45                    336,714
      1,299,000              EnLink Midstream Partners LP, 5.6%, 4/1/44                     989,261
      1,849,474       6.26   EP PetroEcuador via Noble Sovereign Funding I,
                             Ltd., Floating Rate Note, 9/24/19                            1,683,021
                                                                                      -------------
                                                                                      $   5,786,246
---------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 2.3%
      1,090,000              Genesis Energy LP, 5.75%, 2/15/21                        $   1,024,600
      2,645,000              Global Partners LP, 7.0%, 6/15/23                            2,223,440

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 21

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation (continued)
NOK  13,000,000       6.21   Golar LNG Partners LP, Floating Rate Note,
                             10/12/17                                                 $   1,564,497
      2,385,000              ONEOK, Inc., 7.5%, 9/1/23                                    2,414,812
      4,000,000              Sabine Pass Liquefaction LLC, 5.625%, 2/1/21                 3,975,000
      2,650,000              Targa Resources Partners LP, 4.25%, 11/15/23                 2,442,982
      1,375,000              The Williams Companies, Inc., 4.55%, 6/24/24                 1,185,071
      2,850,000              The Williams Companies, Inc., 5.75%, 6/24/44                 2,223,000
                                                                                      -------------
                                                                                      $  17,053,402
---------------------------------------------------------------------------------------------------
                             Coal & Consumable Fuels -- 0.0%+
        315,000              Alpha Natural Resources, Inc., 6.0%, 6/1/19 (d)          $       2,362
                                                                                      -------------
                             Total Energy                                             $  69,873,973
---------------------------------------------------------------------------------------------------
                             MATERIALS -- 9.1%
                             Commodity Chemicals -- 1.3%
      6,520,000              Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                $   5,607,200
      4,635,000              Tronox Finance LLC, 7.5%, 3/15/22 (144A)                     3,847,050
                                                                                      -------------
                                                                                      $   9,454,250
---------------------------------------------------------------------------------------------------
                             Diversified Chemicals -- 0.9%
        460,000              Blue Cube Spinco, Inc., 10.0%, 10/15/25 (144A)           $     530,150
        460,000              Blue Cube Spinco, Inc., 9.75%, 10/15/23 (144A)                 524,975
EURO  4,988,000              Ineos Finance Plc, 4.0%, 5/1/23 (144A)                       5,576,104
                                                                                      -------------
                                                                                      $   6,631,229
---------------------------------------------------------------------------------------------------
                             Construction Materials -- 0.0%+
EURO    240,000              Votorantim Cimentos SA, 3.5%, 7/13/22                    $     230,028
---------------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 3.0%
EURO    452,686              Ardagh Finance Holdings SA, 8.375%, 6/15/19
                             (0.00% cash, 8.375% PIK) (144A) (PIK)                    $     537,550
        590,000              Ardagh Packaging Finance Plc, 4.625%,
                             5/15/23 (144A)                                                 590,000
        630,000              Ardagh Packaging Finance Plc, 7.25%,
                             5/15/24 (144A)                                                 630,000
        475,000       0.00   Ardagh Packaging Finance Plc, Floating Rate
                             Note, 5/15/21 (144A)                                           475,000
      2,362,015              Ardagh Finance Holdings SA, 8.625%,
                             (0.00% Cash, 8.625% PIK) 6/15/19
                             (144A) (PIK)                                                 2,432,875
        423,529              Ardagh Packaging Finance Plc, 7.0%,
                             11/15/20 (144A)                                                400,235
EURO  2,100,000              Ardagh Packaging Finance Plc, 9.25%,
                             10/15/20 (144A)                                              2,524,921
      2,775,000              Ball Corp., 5.25%, 7/1/25                                    2,918,967
EURO    725,000              Horizon Holdings I SASU, 7.25%, 8/1/23 (144A)                  885,198
EURO    950,000              Horizon Holdings III SASU, 5.125%,
                             8/1/22 (144A)                                                1,144,957

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             Metal & Glass Containers (continued)
      5,790,000              Reynolds Group Issuer, Inc., 8.5%, 5/15/18               $   5,796,948
      3,785,000              Reynolds Group Issuer, Inc., 9.875%, 8/15/19                 3,912,744
                                                                                      -------------
                                                                                      $  22,249,395
---------------------------------------------------------------------------------------------------
                             Paper Packaging -- 0.5%
      3,355,000              AEP Industries, Inc., 8.25%, 4/15/19                     $   3,413,712
---------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 1.4%
        810,000              Ausdrill Finance Pty, Ltd., 6.875%,
                             11/1/19 (144A)                                           $     690,525
      1,800,000              FMG Resources August 2006 Pty, Ltd., 9.75%,
                             3/1/22 (144A)                                                1,892,340
      2,000,000              MMC Norilsk Nickel OJSC via MMC Finance,
                             Ltd., 5.55%, 10/28/20 (144A)                                 2,095,000
        700,000              MMC Norilsk Nickel OJSC via MMC Finance,
                             Ltd., 6.625%, 10/14/22 (144A)                                  755,825
        860,000              Prince Mineral Holding Corp., 11.5%,
                             12/15/19 (144A)                                                750,350
      5,145,000              Vedanta Resources Plc, 8.25%, 6/7/21 (144A)                  4,090,275
                                                                                      -------------
                                                                                      $  10,274,315
---------------------------------------------------------------------------------------------------
                             Steel -- 1.2%
      2,915,000              BlueScope Steel Finance, Ltd., 6.5%,
                             5/15/21 (144A)                                           $   2,973,300
      4,340,000              JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)                 4,166,400
EURO    135,483       0.00   New World Resources NV, Floating Rate Note,
                             10/7/20 (e)                                                     32,580
EURO    101,612       0.00   New World Resources NV, Floating Rate Note,
                             10/7/20 (e)                                                     15,126
      1,960,000              Samarco Mineracao SA, 4.125%,
                             11/1/22 (144A)                                               1,176,588
        910,000              Samarco Mineracao SA, 5.75%,
                             10/24/23 (144A)                                                548,548
                                                                                      -------------
                                                                                      $   8,912,542
---------------------------------------------------------------------------------------------------
                             Paper Products -- 0.8%
      2,025,000              Mercer International, Inc., 7.0%, 12/1/19                $   2,045,250
      3,735,000              Resolute Forest Products, Inc., 5.875%, 5/15/23              2,810,588
EURO    935,000              Sappi Papier Holding GmbH, 4.0%,
                             4/1/23 (144A)                                                1,089,405
                                                                                      -------------
                                                                                      $   5,945,243
                                                                                      -------------
                             Total Materials                                          $  67,110,714
---------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 4.2%
                             Aerospace & Defense -- 0.9%
      1,335,000              DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                 $   1,206,506
      2,433,000              DynCorp International, Inc., 10.375%, 7/1/17                 2,055,885

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 23

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             Aerospace & Defense (continued)
EURO  3,265,000              TA MFG., Ltd., 3.625%, 4/15/23                           $   3,470,055
                                                                                      -------------
                                                                                      $   6,732,446
---------------------------------------------------------------------------------------------------
                             Building Products -- 0.9%
      6,750,000              Griffon Corp., 5.25%, 3/1/22                             $   6,783,750
---------------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.2%
EURO    640,000              Abengoa Finance SAU, 6.0%, 3/31/21 (144A)                $      58,629
      6,900,000              Abengoa Finance SAU, 8.875%, 11/1/17 (144A)                    552,000
      2,250,000              Empresas ICA SAB de CV, 8.9%, 2/4/21 (144A)                    540,000
                                                                                      -------------
                                                                                      $   1,150,629
---------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.4%
      3,250,000              General Cable Corp., 5.75%, 10/1/22                      $   2,916,875
---------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.4%
      2,980,000              JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)           $   3,136,450
---------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.9%
      4,440,000              Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                 $   3,996,000
      3,461,374              Liberty Tire Recycling LLC, 11.0%, 3/31/21
                             (0.0% cash, 11.0% PIK) (144A) (PIK) (e)                      2,561,417
                                                                                      -------------
                                                                                      $   6,557,417
---------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.5%
      3,915,000              WESCO Distribution, Inc., 5.375%, 12/15/21               $   3,973,725
                                                                                      -------------
                             Total Capital Goods                                      $  31,251,292
---------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.4%
                             Environmental & Facilities Services -- 0.2%
      1,320,000              Clean Harbors, Inc., 5.125%, 6/1/21 (144A)               $   1,329,900
---------------------------------------------------------------------------------------------------
                             Diversified Support Services -- 0.2%
        400,000              Broadspectrum, Ltd., 8.375%, 5/15/20 (144A)              $     434,000
      1,475,000              NANA Development Corp., 9.5%, 3/15/19 (144A)                 1,272,188
                                                                                      -------------
                                                                                      $   1,706,188
                                                                                      -------------
                             Total Commercial Services & Supplies                     $   3,036,088
---------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 2.2%
                             Airlines -- 0.7%
      1,961,802              Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)              $   1,947,088
      3,250,000              TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                   2,969,688
                                                                                      -------------
                                                                                      $   4,916,776
---------------------------------------------------------------------------------------------------
                             Marine -- 0.4%
      2,700,000              Far East Capital, Ltd. SA, 8.0%, 5/2/18                  $   1,039,500
      3,650,000              Navios South American Logistics, Inc., 7.25%,
                             5/1/22 (144A)                                                2,199,125
                                                                                      -------------
                                                                                      $   3,238,625
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             Railroads -- 0.7%
      3,370,000              Florida East Coast Holdings Corp., 6.75%,
                             5/1/19 (144A)                                            $   3,403,700
EURO  1,325,000              Russian Railways via RZD Capital Plc, 3.3744%,
                             5/20/21                                                      1,505,878
                                                                                      -------------
                                                                                      $   4,909,578
---------------------------------------------------------------------------------------------------
                             Trucking -- 0.0%+
      5,920,860              Inversiones Alsacia SA, 8.0%, 12/31/18 (144A)            $     355,252
---------------------------------------------------------------------------------------------------
                             Highways & Railtracks -- 0.4%
MXN  47,000,000              Red de Carreteras de Occidente SAPIB de CV,
                             9.0%, 6/10/28 (144A)                                     $   2,730,080
                                                                                      -------------
                             Total Transportation                                     $  16,150,311
---------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.8%
                             Auto Parts & Equipment -- 0.2%
      1,462,000              Nexteer Automotive Group, Ltd., 5.875%,
                             11/15/21 (144A)                                          $   1,502,205
---------------------------------------------------------------------------------------------------
                             Automobile Manufacturers -- 0.6%
      2,475,000              TI Group Automotive Systems LLC, 8.75%,
                             7/15/23 (144A)                                           $   2,425,500
      1,670,000              ZF North America Capital, Inc., 4.75%,
                             4/29/25 (144A)                                               1,692,962
                                                                                      -------------
                                                                                      $   4,118,462
                                                                                      -------------
                             Total Automobiles & Components                           $   5,620,667
---------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 1.4%
                             Homebuilding -- 1.0%
      2,079,000              Lennar Corp., 4.75%, 11/15/22                            $   2,110,185
      2,200,000              Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                    2,156,000
      2,625,000              Taylor Morrison Communities, Inc., 5.875%,
                             4/15/23 (144A)                                               2,618,438
                                                                                      -------------
                                                                                      $   6,884,623
---------------------------------------------------------------------------------------------------
                             Leisure Products -- 0.4%
      3,235,000              Icon Health & Fitness, Inc., 11.875%,
                             10/15/16 (144A)                                          $   3,129,862
                                                                                      -------------
                             Total Consumer Durables & Apparel                        $  10,014,485
---------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 3.4%
                             Casinos & Gaming -- 2.2%
EURO  4,921,360              Cirsa Funding Luxembourg SA, 8.75%,
                             5/15/18 (144A)                                           $   5,663,626
         83,503              Mashantucket Western Pequot Tribe, 6.5%,
                             7/1/36 (1.0% cash, 5.50% PIK) (PIK) (d)                            418
     12,500,000              Scientific Games International, Inc.,
                             10.0%, 12/1/22                                              10,331,250

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 25

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             Casinos & Gaming (continued)
        625,000              Scientific Games International, Inc.,
                             6.25%, 9/1/20                                            $     401,562
                                                                                      -------------
                                                                                      $  16,396,856
---------------------------------------------------------------------------------------------------
                             Hotels, Resorts & Cruise Lines -- 0.7%
      2,540,000              Sabre GLBL, Inc., 5.375%, 4/15/23 (144A)                 $   2,584,450
      2,860,000              Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                  2,688,400
                                                                                      -------------
                                                                                      $   5,272,850
---------------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- 0.5%
EURO  3,285,000              Boing Group Financing Plc, 6.625%,
                             7/15/19 (144A)                                           $   3,551,941
                                                                                      -------------
                             Total Consumer Services                                  $  25,221,647
---------------------------------------------------------------------------------------------------
                             MEDIA -- 1.1%
                             Broadcasting -- 0.5%
EURO  3,000,000              United Group BV, 7.875%, 11/15/20 (144A)                 $   3,641,418
---------------------------------------------------------------------------------------------------
                             Cable & Satellite -- 0.4%
      1,615,000              CCOH Safari LLC, 5.75%, 2/15/26 (144A)                   $   1,667,488
      2,500,000              Intelsat Luxembourg SA, 7.75%, 6/1/21                          825,000
                                                                                      -------------
                                                                                      $   2,492,488
---------------------------------------------------------------------------------------------------
                             Publishing -- 0.2%
      1,675,000              Trader Corp., 9.875%, 8/15/18 (144A)                     $   1,737,812
                                                                                      -------------
                             Total Media                                              $   7,871,718
---------------------------------------------------------------------------------------------------
                             RETAILING -- 1.3%
                             Distributors -- 0.2%
      1,250,000              LKQ Corp., 4.75%, 5/15/23                                $   1,256,250
---------------------------------------------------------------------------------------------------
                             Department Stores -- 0.4%
      2,285,000              Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)           $   2,336,412
        148,000              Grupo Famsa SAB de CV, 7.25%, 6/1/20 (144A)                    136,160
                                                                                      -------------
                                                                                      $   2,472,572
---------------------------------------------------------------------------------------------------
                             Computer & Electronics Retail -- 0.3%
      3,010,000              Rent-A-Center, Inc., 4.75%, 5/1/21                       $   2,441,862
---------------------------------------------------------------------------------------------------
                             Specialty Stores -- 0.4%
      3,865,000              Outerwall, Inc., 5.875%, 6/15/21                         $   3,111,325
                                                                                      -------------
                             Total Retailing                                          $   9,282,009
---------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.3%
                             Food Retail -- 0.3%
      2,535,000              C&S Group Enterprises LLC, 5.375%,
                             7/15/22 (144A)                                           $   2,433,600
                                                                                      -------------
                             Total Food & Staples Retailing                           $   2,433,600
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 10.4%
                             Distillers & Vintners -- 0.5%
      4,829,992              CEDC Finance Corp., International, Inc., 10.0%,
                             4/30/18 (Step)                                           $   3,260,245
---------------------------------------------------------------------------------------------------
                             Agricultural Products -- 0.1%
      1,625,000              Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)               $     684,125
---------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 9.1%
EURO  3,200,000              Agrokor dd, 9.875%, 5/1/19 (144A)                        $   3,859,995
GBP   1,170,000              Boparan Finance Plc, 5.5%, 7/15/21 (144A)                    1,606,588
      4,450,000              CFG Investment SAC, 9.75%, 7/30/19 (144A) (d)                2,981,500
EURO  6,945,000              Darling Global Finance BV, 4.75%,
                             5/30/22 (144A)                                               8,223,112
      5,800,000              FAGE Dairy Industry SA, 9.875%, 2/1/20 (144A)                6,024,750
      3,135,000              JBS USA LLC, 5.75%, 6/15/25 (144A)                           2,884,200
      3,615,000              Marfrig Holdings Europe BV, 6.875%,
                             6/24/19 (144A)                                               3,578,850
      8,248,000              Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                  8,454,200
      5,300,000              MHP SA, 8.25%, 4/2/20 (144A)                                 4,743,500
      3,755,000              Minerva Luxembourg SA, 12.25%,
                             2/10/22 (144A)                                               3,938,056
      8,150,000              Minerva Luxembourg SA, 7.75%,
                             1/31/23 (144A)                                               8,282,438
      6,500,000              Pesquera Exalmar SAA, 7.375%,
                             1/31/20 (144A)                                               4,826,250
      5,340,000              Post Holdings, Inc., 6.0%, 12/15/22 (144A)                   5,483,512
      1,375,000              Post Holdings, Inc., 6.75%, 12/1/21 (144A)                   1,441,179
        800,000              Post Holdings, Inc., 7.75%, 3/15/24 (144A)                     870,000
                                                                                      -------------
                                                                                      $  67,198,130
---------------------------------------------------------------------------------------------------
                             Tobacco -- 0.7%
      6,165,000              Alliance One International, Inc., 9.875%,
                             7/15/21                                                  $   5,132,362
                                                                                      -------------
                             Total Food, Beverage & Tobacco                           $  76,274,862
---------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                             Health Care Facilities -- 0.1%
      1,030,000              Centene Escrow Corp., 6.125%, 2/15/24 (144A)             $   1,086,650
                                                                                      -------------
                             Total Household & Personal Products                      $   1,086,650
---------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 2.6%
                             Health Care Supplies -- 0.8%
      5,750,000              ConvaTec Healthcare E SA, 10.5%,
                             12/15/18 (144A)                                          $   5,893,750
---------------------------------------------------------------------------------------------------
                             Health Care Services -- 0.2%
      1,175,000              RegionalCare Hospital Partners Holdings, Inc.,
                             8.25%, 5/1/23 (144A)                                     $   1,222,000
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 27

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             Health Care Facilities -- 1.2%
      1,550,000              Centene Escrow Corp., 5.625%, 2/15/21 (144A)             $   1,631,375
      3,915,000              CHS, 6.875%, 2/1/22                                          3,543,075
      2,400,000              Kindred Healthcare Inc., 6.375%, 4/15/22                     2,196,000
      1,320,000              Kindred Healthcare, Inc., 8.0%, 1/15/20                      1,314,720
                                                                                      -------------
                                                                                      $   8,685,170
---------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.4%
      3,130,000              WellCare Health Plans, Inc., 5.75%, 11/15/20             $   3,259,112
                                                                                      -------------
                             Total Health Care Equipment & Services                   $  19,060,032
---------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 2.2%
                             Pharmaceuticals -- 2.2%
      4,480,000              DPx Holdings BV, 7.5%, 2/1/22 (144A)                     $   4,536,000
      5,310,000              Endo Finance LLC, 5.875%, 1/15/23 (144A)                     5,084,325
EURO  3,475,000              Valeant Pharmaceuticals International, Inc.,
                             4.5%, 5/15/23                                                3,163,482
      4,180,000              Valeant Pharmaceuticals International, Inc.,
                             5.875%, 5/15/23 (144A)                                       3,500,750
                                                                                      -------------
                                                                                      $  16,284,557
                                                                                      -------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                            $  16,284,557
---------------------------------------------------------------------------------------------------
                             BANKS -- 7.0%
                             Diversified Banks -- 6.4%
      3,485,000       9.25   Access Bank Plc, Floating Rate Note,
                             6/24/21 (144A)                                           $   2,870,107
        535,000       9.00   Banco do Brasil SA, Floating Rate Note
                             (Perpetual)                                                    383,862
        820,000       9.75   Banco Macro SA, Floating Rate Note, 12/18/36                   824,100
      2,000,000              Banco Nacional de Costa Rica, 6.25%,
                             11/1/23 (144A)                                               2,002,000
        375,000       6.30   Bank of America Corp., Floating Rate Note
                             (Perpetual)                                                    392,812
      2,525,000       6.50   Bank of America Corp., Floating Rate Note,
                             10/23/49                                                     2,657,562
        825,000       6.25   Bank of America Corp., Floating Rate Note,
                             9/29/49                                                        828,094
      3,870,000              Banque Ouest Africaine de Developpement,
                             5.5%, 5/6/21 (144A)                                          3,874,644
      1,250,000              BBVA Bancomer SA Texas, 6.75%,
                             9/30/22 (144A)                                               1,371,875
      3,625,000       7.62   BNP Paribas SA, Floating Rate Note
                             (Perpetual) (144A)                                           3,706,562
        346,000       5.88   Citigroup, Inc., Floating Rate Note (Perpetual)                334,686
      2,150,000       5.90   Citigroup, Inc., Floating Rate Note (Perpetual)              2,144,625

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             Diversified Banks (continued)
        854,000       5.95   Citigroup, Inc., Floating Rate Note (Perpetual)          $     843,325
      2,250,000       8.12   Credit Agricole SA, Floating Rate Note
                             (Perpetual) (144A)                                           2,323,125
        275,000       6.62   Credit Agricole SA, Floating Rate Note
                             (Perpetual) (144A)                                             259,188
        225,000       7.88   Credit Agricole SA, Floating Rate Note
                             (Perpetual) (144A)                                             216,115
      3,525,000       6.50   ING Groep NV, Floating Rate Note, 12/29/49                   3,245,203
INR  42,350,000              Inter-American Development Bank, 6.0%, 9/5/17                  631,526
      4,825,000       7.70   Intesa Sanpaolo S.p.A., Floating Rate Note
                             (Perpetual) (144A)                                           4,463,125
EURO    215,000       6.38   Lloyds Banking Group Plc, Floating Rate Note
                             (Perpetual)                                                    240,285
      2,475,000              Macquarie Bank, Ltd., 4.875%, 6/10/25 (144A)                 2,534,917
      1,020,000       7.50   Royal Bank of Scotland Group Plc, Floating
                             Rate Note (Perpetual)                                          951,150
      1,773,000       8.00   Royal Bank of Scotland Group Plc, Floating
                             Rate Note (Perpetual)                                        1,699,309
        750,000              Sberbank of Russia Via SB Capital SA, 5.25%,
                             5/23/23 (144A)                                                 726,562
      1,355,000              Trade & Development Bank of Mongolia LLC,
                             9.375%, 5/19/20 (144A)                                       1,259,498
      2,990,000              Turkiye Is Bankasi, 5.375%, 10/6/21 (144A)                   3,050,933
      2,725,000              Vnesheconombank Via VEB Finance Plc,
                             6.902%, 7/9/20 (144A)                                        2,861,250
        775,000              VTB Bank OJSC Via VTB Capital SA, 6.95%,
                             10/17/22 (144A)                                                771,048
                                                                                      -------------
                                                                                      $  47,467,488
---------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- 0.6%
      4,000,000              Alfa Bank AO Via Alfa Bond Issuance Plc,
                             7.5%, 9/26/19 (144A)                                     $   4,230,000
                                                                                      -------------
                             Total Banks                                              $  51,697,488
---------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 5.0%
                             Other Diversified Financial Services -- 0.2%
      1,850,000              Argentine Republic Government International
                             Bond, 7.5%, 4/22/26 (144A)                               $   1,877,750
---------------------------------------------------------------------------------------------------
                             Specialized Finance -- 1.4%
EURO    145,000       4.75   Arrow Global Finance Plc, Floating Rate Note,
                             5/1/23 (144A)                                            $     165,209
      3,045,000              Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                3,422,702
      4,870,000              Nationstar Mortgage LLC, 6.5%, 6/1/22                        4,176,025
      3,000,000              Nationstar Mortgage LLC, 6.5%, 7/1/21                        2,632,500
                                                                                      -------------
                                                                                      $  10,396,436
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 29

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             Consumer Finance -- 2.1%
        150,000              Ally Financial, Inc., 4.625%, 5/19/22                    $     153,750
      1,640,000              Ally Financial, Inc., 5.75%, 11/20/25                        1,660,500
INR 241,840,000              International Finance Corp., 7.75%, 12/3/16                  3,650,629
INR 240,670,000              International Finance Corp., 8.25%, 6/10/21                  3,872,636
      1,898,713              Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)                     1,930,042
      4,000,000              Unifin Financiera SAB de CV SOFOM ENR,
                             6.25%, 7/22/19 (144A)                                        3,855,200
                                                                                      -------------
                                                                                      $  15,122,757
---------------------------------------------------------------------------------------------------
                             Asset Management & Custody Banks -- 0.5%
      3,800,000              JBS Investment Management, Ltd., 7.25%, 4/3/24 $             3,676,500
---------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.8%
      1,550,000       5.55   Morgan Stanley, Floating Rate Note (Perpetual)           $   1,534,500
      3,528,000              UBS AG, 7.625%, 8/17/22                                      4,061,610
                                                                                      -------------
                                                                                      $   5,596,110
                                                                                      -------------
                             Total Diversified Financials                             $  36,669,553
---------------------------------------------------------------------------------------------------
                             INSURANCE -- 4.2%
                             Life & Health Insurance -- 0.2%
GBP     954,047              TIG FINCO Plc, 8.75%, 4/2/20                             $   1,128,874
GBP     168,361       8.50   TIG FINCO Plc, Floating Rate Note, 3/2/20 (144A)               249,631
                                                                                      -------------
                                                                                      $   1,378,505
---------------------------------------------------------------------------------------------------
                             Reinsurance -- 4.0%
        450,000       6.20   Alamo Re, Ltd., Floating Rate Note, 6/7/18
                             (Cat Bond) (144A)                                        $     462,285
      1,669,825              Altair Re, Variable Rate Notes, 6/30/17 (f)(g)                 271,681
      1,300,000              Arlington Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 8/31/16 (f)(g)                          1,480,440
        800,000              Berwick 2016-1 Segregated Account (Kane
                             SAC Ltd.), Variable Rate Notes, 2/1/18 (f)(g)                  813,840
      1,000,000              Berwick Segregated Account (Kane SAC Ltd.),
                             Variable Rate Note, 1/22/16 (f)(g)                              30,000
        475,000       4.56   Blue Danube II, Ltd., Floating Rate Note,
                             5/23/16 (Cat Bond) (144A)                                      475,238
      2,600,000              Carnosutie 2016-N,Segregated Account (Kane
                             SAC Ltd.), Variance Rate Notes, 11/30/20 (f)(g)              2,652,260
      3,900,000              Carnoustie Segregated Account (Kane SAC
                             Ltd.), Variable Rate Notes, 2/19/16 (f)(g)                      79,560
      1,400,000              Clarendon Segregated Account (Kane SAC
                             Ltd.), Variable Rate Notes, 6/15/16 (f)(g)                   1,399,860
EURO  1,300,000              Dundonald Segregated Account (Kane SAC
                             Ltd.), Variable Rate Notes, 1/17/17 (f)(g)                   1,361,799
        800,000              Eden Re II, Ltd., Variable Rate Notes, 4/23/19
                             (144A) (f)(g)                                                  813,440
      1,600,000              Gleneagles Segregated Account (Kane SAC
                             Ltd), Variable Rate Notes, 11/30/20 (f)(g)                   1,646,080

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             Reinsurance (continued)
      3,500,000              Gullane Segregated Account (Kane SAC Ltd.),
                             Variable Rate Note 11/30/20 (f)(g)                       $   3,707,900
        500,000              Lahinch Re, Variable Rate Notes, 6/15/16 (f)(g)                505,350
      2,400,000              Lorenz Re, Ltd., Variable Rate Notes,
                             3/31/18 (f)(g)                                                 168,000
      1,100,000              Lorenz Re, Ltd., Variable Rate Notes,
                             3/31/19 (f)(g)                                               1,101,760
        490,000              Madison Re, Ltd., Variable Rate Notes,
                             3/31/29 (f)(g)                                                 490,000
      3,900,000              Pangaea Re, Series 2015-1, Principal at Risk
                             Notes, 2/1/19 (f)(g)                                           116,610
      3,500,000              Pangaea Re., Variable Rate Notes, 2/1/20 (f)(g)              3,545,850
      4,070,000              Pangaea Re., Variable Rate Notes, 7/1/18 (f)(g)                 73,260
      1,300,000              Prestwick Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 7/1/16 (f)(g)                              97,370
        900,000       4.50   Resilience Re, Ltd., Floating Rate Note,
                             1/9/17 (Cat Bond)                                              900,000
          7,176              Sector Re V, Ltd., Variable Rate Notes,
                             12/1/19 (144A) (f)(g)                                           50,472
      1,150,000              Sector Re V, Ltd., Variable Rate Notes,
                             12/1/20 (144A) (f)(g)                                        1,176,220
      2,000,000              Silverton Re, Ltd., Variable Rate Notes,
                             9/16/16 (144A) (f)(g)                                            9,200
      2,600,000              St. Andrews Segregated Account (Kane SAC
                             Ltd.), Variable Rate Notes, 1/22/16 (f)(g)                      51,220
      1,750,000              St. Andrews Segregated Account (Kane SAC
                             Ltd.), Variance Rate Notes, 2/1/18 (f)(g)                    1,796,725
JPY  98,019,476              Tralee Segregated Account (Kane SAC Ltd.),
                             Variable Rate Note 7/15/17 (f)(g)                              916,496
      3,000,000              Versutus 2016, Class A-1, Variable Rate Notes,
                             11/30/20 (f)(g)                                              3,074,700
      3,800,000              Versutus Ltd., Series 2015-A, Variable Rate
                             Notes, 12/31/2017 (f)(g)                                        55,480
                                                                                      -------------
                                                                                      $  29,323,096
                                                                                      -------------
                             Total Insurance                                          $  30,701,601
---------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.8%
                             Specialized REIT -- 0.8%
      2,691,826              AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                             (12.0% cash, 0.0% PIK) (PIK)                             $   2,651,449
      2,620,000              Communications Sales & Leasing, Inc., 6.0%,
                             4/15/23 (144A)                                               2,606,900
        955,000              Equinix, Inc., 5.375%, 4/1/23                                  997,975
                                                                                      -------------
                                                                                      $   6,256,324
                                                                                      -------------
                             Total Real Estate                                        $   6,256,324
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 31

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 1.4%
                             Internet Software & Services -- 0.6%
      3,650,000              Cimpress NV, 7.0%, 4/1/22 (144A)                         $   3,686,500
        662,000              IAC, 4.875%, 11/30/18                                          681,860
                                                                                      -------------
                                                                                      $   4,368,360
---------------------------------------------------------------------------------------------------
                             Data Processing & Outsourced Services -- 0.8%
      3,100,000              Cardtronics, Inc., 5.125%, 8/1/22                        $   3,107,781
      1,260,000              First Data Corp., 7.0%, 12/1/23 (144A)                       1,294,650
      1,700,000              NeuStar, Inc., 4.5%, 1/15/23                                 1,394,000
                                                                                      -------------
                                                                                      $   5,796,431
                                                                                      -------------
                             Total Software & Services                                $  10,164,791
---------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 1.0%
                             Communications Equipment -- 0.4%
      1,560,000              CommScope Technologies Finance LLC, 6.0%,
                             6/15/25 (144A)                                           $   1,599,000
      1,475,000              CommScope, Inc., 5.0%, 6/15/21 (144A)                        1,497,125
                                                                                      -------------
                                                                                      $   3,096,125
---------------------------------------------------------------------------------------------------
                             Electronic Components -- 0.6%
      1,000,000              Belden, Inc., 5.25%, 7/15/24 (144A)                      $     975,000
EURO  2,570,000              Belden, Inc., 5.5%, 4/15/23                                  2,980,576
                                                                                      -------------
                                                                                      $   3,955,576
                                                                                      -------------
                             Total Technology Hardware & Equipment                    $   7,051,701
---------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 7.0%
                             Integrated Telecommunication Services -- 3.5%
      2,260,000              CenturyLink, Inc., 5.625%, 4/1/25                        $   2,052,622
        330,000              CenturyLink, Inc., 7.5%, 4/1/24                                330,825
      2,290,000              Cincinnati Bell, Inc., 8.375%, 10/15/20                      2,347,250
      1,690,000              Frontier Communications Corp., 8.5%, 4/15/20                 1,787,175
      8,145,000              Frontier Communications Corp., 8.75%, 4/15/22                8,043,188
        500,000              GCI, Inc., 6.75%, 6/1/21                                       505,000
      4,275,000              GCI, Inc., 6.875%, 4/15/25                                   4,317,750
      2,580,000              Windstream Corp., 7.5%, 6/1/22                               2,115,600
      4,765,000              Windstream Services LLC, 7.75%, 10/15/20                     4,309,895
                                                                                      -------------
                                                                                      $  25,809,305
---------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 3.5%
      2,800,000              Altice Financing SA, 6.5%, 1/15/22 (144A)                $   2,828,000
        320,000              Altice Financing SA, 6.625%, 2/15/23 (144A)                    316,416
        600,000              Altice Finco SA, 8.125%, 1/15/24 (144A)                        585,000
      3,320,000              Digicel, Ltd., 6.0%, 4/15/21 (144A)                          3,037,800
      1,500,000              Mobile Telesystems OJSC via MTS International
                             Funding, Ltd., 5.0%, 5/30/23 (144A)                          1,498,125

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services (continued)
      9,770,000              Sprint Corp., 7.25%, 9/15/21                             $   7,889,275
      1,155,000              T-Mobile USA, Inc., 6.0%, 4/15/24                            1,208,419
      2,750,000              Unison Ground Lease Funding LLC, 5.78%,
                             3/16/43 (144A)                                               2,664,750
      3,375,000              VimpelCom Holdings BV, 7.5043%,
                             3/1/22 (144A)                                                3,602,812
RUB 124,400,000              VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)                  1,866,192
                                                                                      -------------
                                                                                      $  25,496,789
                                                                                      -------------
                             Total Telecommunication Services                         $  51,306,094
---------------------------------------------------------------------------------------------------
                             UTILITIES -- 4.3%
                             Electric Utilities -- 2.5%
      1,610,000              ContourGlobal Power Holdings SA, 7.125%,
                             6/1/19 (144A)                                            $   1,593,900
      2,325,000       5.25   Electricite de France SA, Floating Rate Note
                             (Perpetual) (144A)                                           2,241,068
      2,995,000       8.13   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)              3,455,481
         55,353              FPL Energy National Wind Portfolio LLC, 6.125%,
                             3/25/19 (144A)                                                  55,353
        164,149              FPL Energy Wind Funding LLC, 6.876%,
                             6/27/17 (144A)                                                 155,942
      3,760,000              Talen Energy Supply LLC, 4.625%,
                             7/15/19 (144A)                                               3,496,800
      3,225,000              Talen Energy Supply LLC, 6.5%, 6/1/25                        2,862,446
      5,395,000              TerraForm Power, 9.75%, 8/15/22 (144A)                       4,781,319
                                                                                      -------------
                                                                                      $  18,642,309
---------------------------------------------------------------------------------------------------
                             Gas Utilities -- 0.1%
      1,288,000              DCP Midstream Operating LP, 5.6%, 4/1/44                 $   1,036,840
---------------------------------------------------------------------------------------------------
                             Multi-Utilities -- 0.6%
      4,119,702              Ormat Funding Corp., 8.25%, 12/30/20                     $   4,078,505
---------------------------------------------------------------------------------------------------
                             Independent Power Producers & Energy
                             Traders -- 1.1%
        940,000              Instituto Costarricense de Electricidad, 6.95%,
                             11/10/21 (144A)                                          $     958,800
      6,240,000              NRG Energy, Inc., 6.25%, 5/1/24                              6,084,000
        500,000              Star Energy Geothermal Wayang Windu, Ltd.,
                             6.125%, 3/27/20 (144A)                                         505,000
        590,000              TerraForm Power Operating LLC, 5.875%,
                             2/1/23 (144A)                                                  514,775
                                                                                      -------------
                                                                                      $   8,062,575
                                                                                      -------------
                             Total Utilities                                          $  31,820,229
---------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $643,363,116)                                      $ 586,240,386
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 33

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATION -- 0.5%
      3,650,000              U.S. Treasury Bills, 5/19/16 (c)                         $   3,649,734
---------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY
                             OBLIGATION
                             (Cost $3,649,679)                                        $   3,649,734
---------------------------------------------------------------------------------------------------
                             FOREIGN GOVERNMENT BONDS -- 6.2%
      1,845,000              Africa Finance Corp., 4.375%, 4/29/20 (144A)             $   1,875,055
      2,655,000              Banque Cent de Tunisie, 5.75%, 1/30/25 (144A)                2,388,491
      2,610,000              Ecuador Government International Bond, 10.5%,
                             3/24/20 (144A)                                               2,466,450
        690,000              Gabon Government International Bond, 6.375%,
                             12/12/24                                                       602,798
GHS   9,405,000              Ghana Government Bond, 24.5%, 4/22/19                        2,505,998
      2,175,000              Kenya Government International Bond, 5.875%,
                             6/24/19 (144A)                                               2,148,813
      3,130,000              Kenya Government International Bond, 6.875%,
                             6/24/24 (144A)                                               2,942,513
ARS   6,124,921              Letras del Banco Central de la Republica
                             Argentina, 1/4/17 (c)                                          359,175
ARS  20,336,104              Letras del Banco Central de la Republica
                             Argentina, 12/28/16 (c)                                      1,189,571
ARS  25,365,594              Letras del Banco Central de la Republica
                             Argentina, 5/11/16 (c)                                       1,762,538
MXN 191,444,122              Mexican Udibonos, 2.0%, 6/9/22                              10,702,274
MXN   9,371,162              Mexican Udibonos, 3.5%, 12/14/17                               562,161
EURO  2,175,000              Mexico Government International Bond,
                             4.0%, 3/15/15                                                2,161,212
      1,415,000              Namibia International Bonds, 5.25%,
                             10/29/25 (144A)                                              1,390,747
      2,541,600              Province of Salta Argentina, 9.5%,
                             3/16/22 (144A)                                               2,586,078
      1,380,000              Provincia de Buenos Aires Argentina, 9.125%,
                             3/16/24 (144A)                                               1,469,700
RON   8,220,000              Romania Government Bond, 5.85%, 4/26/23                      2,425,945
      2,000,000              Rwanda International Government Bond,
                             6.625%, 5/2/23 (144A)                                        1,950,400
      1,360,000              Sri Lanka Government International Bond,
                             6.85%, 11/3/25 (144A)                                        1,339,116
      3,700,000              Zambia Government International Bond,
                             5.375%, 9/20/22 (144A)                                       2,751,394
                                                                                      -------------
                                                                                      $  45,580,429
---------------------------------------------------------------------------------------------------
                             TOTAL FOREIGN GOVERNMENT BONDS
                             (Cost $51,836,522)                                       $  45,580,429
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             SENIOR FLOATING RATE LOAN
                             INTERESTS -- 3.2%
                             ENERGY -- 0.2%
                             Oil & Gas Exploration & Production -- 0.0%+
        143,473       8.02   Ascent Resources -- Utica, LLC (f.k.a. American
                             Energy Utica LLC) Term Loan (Second Lien),
                             7/1/19                                                   $      36,227
---------------------------------------------------------------------------------------------------
                             Coal & Consumable Fuels -- 0.2%
      4,700,000      18.15   Bumi Resources Tbk PT, Term Loan, 8/15/13                $     940,000
      1,034,769       8.15   Long Haul Holdings, Ltd., Facility B Loan,
                             11/17/13 (d)                                                   206,954
                                                                                      -------------
                                                                                      $   1,146,954
                                                                                      -------------
                             Total Energy                                             $   1,183,181
---------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.0%+
                             Diversified Metals & Mining -- 0.0%+
        320,805       4.25   Fortescue Metals Group, Ltd., Bank Loan, 6/30/19         $     303,602
                                                                                      -------------
                             Total Materials                                          $     303,602
---------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                             Diversified Support Services -- 0.1%
        494,593       8.02   IAP Worldwide Services, Inc., Term Loan, 7/18/19         $     491,501
                                                                                      -------------
                             Total Commercial Services & Supplies                     $     491,501
---------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.0%+
                             Auto Parts & Equipment -- 0.0%+
          3,142       3.50   Allison Transmission, Inc., Term B-3 Loan,
                             8/23/19                                                  $       3,151
                                                                                      -------------
                             Total Automobiles & Components                           $       3,151
---------------------------------------------------------------------------------------------------
                             MEDIA -- 0.3%
                             Advertising -- 0.3%
      2,149,130       6.75   Affinion Group, Inc., Tranche B Term Loan,
                             4/30/18                                                  $   1,898,623
                                                                                      -------------
                             Total Media                                              $   1,898,623
---------------------------------------------------------------------------------------------------
                             RETAILING -- 0.3%
                             Automotive Retail -- 0.3%
      2,126,700       5.75   CWGS Group LLC, Term Loan, 2/20/20                       $   2,124,042
                                                                                      -------------
                             Total Retailing                                          $   2,124,042
---------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                             Health Care Services -- 0.4%
      1,009,596       4.25   Alliance HealthCare Services, Inc., Initial Term
                             Loan, 6/3/19                                             $     966,688
        686,312       6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20                   631,407
        411,787       6.50   BioScrip, Inc., Term Loan, 7/31/20                             378,844

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 35

---------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                            Value
---------------------------------------------------------------------------------------------------
                             Health Care Services (continued)
      1,323,333       4.50   National Surgical Hospitals, Inc., Term Loan
                             (First Lien), 5/15/22                                    $   1,304,277
                                                                                      -------------
                                                                                      $   3,281,216
---------------------------------------------------------------------------------------------------
                             Health Care Facilities -- 0.1%
        730,604       9.75   MMM Holdings, Inc., Term Loan, 10/9/17 (d)               $     476,719
---------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.0%+
        531,145       9.75   MSO of Puerto Rico, Inc., MSO Term Loan,
                             12/12/17 (d)                                             $     346,572
                                                                                      -------------
                             Total Health Care Equipment & Services                   $   4,104,507
---------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.6%
                             Biotechnology -- 0.6%
      5,075,536       7.00   Lantheus Medical Imaging, Inc., Initial Term
                             Loan, 6/25/22                                            $   4,542,604
                                                                                      -------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                            $   4,542,604
---------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.4%
                             Investment Banking & Brokerage -- 0.4%
      2,790,000       8.63   Concentra, Inc., Initial Term Loan (Second
                             Lien), 4/8/23                                            $   2,735,037
                                                                                      -------------
                             Total Diversified Financials                             $   2,735,037
---------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.8%
                             Application Software -- 0.8%
      4,373,318       8.50   Expert Global Solutions, Inc., Term B Advance
                             (First Lien), 4/3/18                                     $   4,296,785
      2,000,000       9.75   Vertafore, Inc., Term Loan (Second Lien),
                             10/29/17                                                     2,006,500
                                                                                      -------------
                                                                                      $   6,303,285
                                                                                      -------------
                             Total Software & Services                                $   6,303,285
---------------------------------------------------------------------------------------------------
                             TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                             (Cost $29,300,390)                                       $  23,689,533
---------------------------------------------------------------------------------------------------
                             MUNICIPAL COLLATERALIZED DEBT
                             OBLIGATION -- 0.1%
                             Municipal General -- 0.1%
      8,875,000       0.00   Non-Profit Preferred Funding Trust I, Floating
                             Rate Note, 9/15/37 (144A)                                $     550,428
---------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL COLLATERALIZED
                             DEBT OBLIGATION
                             (Cost $8,859,654)                                        $     550,428
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

---------------------------------------------------------------------------------------------------
Shares                                                                                Value
---------------------------------------------------------------------------------------------------
                             RIGHTS / WARRANTS -- 0.0%+
                             FOOD, BEVERAGE & TOBACCO -- 0.0%+
                             Distillers & Vintners -- 0.0%+
             29              Marie Brizard Wine & Spirits SA, 12/23/16                $           1
                                                                                      -------------
                             Total Food, Beverage & Tobacco                           $           1
---------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.0%+
                             Life & Health Insurance -- 0.0%+
           1,390             TIG TopCo., Ltd.                                         $          --
                                                                                      -------------
                             Total Insurance                                          $          --
---------------------------------------------------------------------------------------------------
                             TOTAL RIGHTS / WARRANTS
                             (Cost $2)                                                $           1
---------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 99.0%
                             (Cost $823,111,428) (a)(h)                               $ 728,251,648
---------------------------------------------------------------------------------------------------
                             OTHER ASSETS & LIABILITIES -- 1.0%                       $   7,500,798
---------------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                               $ 735,752,446
===================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

REIT        Real Estate Investment Trust.

(A.D.R.)    American Depositary Receipts.

(Perpetual) Security with no stated maturity date.

(PIK)       Represents a pay-in-kind security.

(Cat Bond)  Catastrophe or event linked bond. At April 30, 2016 the value of these securities amounted to $1,837,523 or 0.3% of total net assets. See Notes to Financial Statements -- 1H.

REMICS      Real Estate Mortgage Investment Conduits.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2016, the value of these securities amounted to $350,643,192 or 47.7% of total net assets.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 37

(a) At April 30, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $827,256,543 was as follows:

              Aggregate gross unrealized appreciation for all investments in
                which there is an excess of value over tax cost                      $   14,277,470

              Aggregate gross unrealized depreciation for all investments in
                which there is an excess of tax cost over value                        (113,282,365)
                                                                                     --------------
              Net unrealized depreciation                                            $  (99,004,895)
                                                                                     ==============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)         Security is in default.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers). See Notes to Financial Statements -- Note 1A.

(f) Structured reinsurance investment. At April 30, 2016, the value of these securities amounted to $27,569,323 or 3.8% of total net assets. See Notes to Financial Statements -- Note 1H.

(g)         Rate to be determined.

(h) Distributions of investments by country of domicile (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

            United States                                                   57.7%
            Luxembourg                                                       6.3%
            United Kingdom                                                   4.9%
            Mexico                                                           3.5%
            Netherlands                                                      3.3%
            Cayman Islands                                                   2.1%
            Canada                                                           1.9%
            Ireland                                                          1.9%
            Argentina                                                        1.8%
            Bermuda                                                          1.8%
            France                                                           1.7%
            Australia                                                        1.4%
            Other (individually less than 1%)                               11.7%
                                                                           ------
                                                                           100.0%
                                                                           ======

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            ARS     Argentine Peso
            EURO    Euro
            GBP     British Pound Sterling
            GHS     Ghanian Cedis
            INR     Indian Rupee
            JPY     Japanese Yen
            MXN     Mexican Peso
            NOK     Norwegian Krone
            RON     Romanian Leu
            RUB     Russian Ruble

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2016 aggregated $118,835,504 and $283,727,242, respectively.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT -- SELL PROTECTION

---------------------------------------------------------------------------------------------------
Notional                      Obligation             Credit     Expiration  Premiums  Unrealized
Principal ($)(1)  Exchange    Entity/Index   Coupon  Rating(2)  Date        Received  Appreciation
---------------------------------------------------------------------------------------------------
      4,415,000   Chicago     Markit CDX
                  Mercantile  North America
                  Exchange    High Yield
                              Index          5.00%   BBB+       12/20/20    $(34,044) $   181,050
---------------------------------------------------------------------------------------------------
                                                                            $(34,044) $   181,050
===================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 39

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------
                                     Level 1         Level 2           Level 3      Total
-------------------------------------------------------------------------------------------------
Convertible Corporate Bonds
  Materials
     Steel                           $           --  $             --  $    43,983  $     43,983
  All Other Convertible Bonds                    --        30,070,062           --    30,070,062
Preferred Stocks
  Transportation
     Air Freight & Logistics                     --         1,199,860           --     1,199,860
  Diversified Financials
     Consumer Finance                     8,914,892                --           --     8,914,892
  Insurance
     Reinsurance                                 --                --       83,750        83,750
Common Stock
  Capital Goods
     Industrial Machinery                        --                --        1,560         1,560
  Commercial Services & Supplies
     Diversified Support Services                --            84,949           --        84,949
  Transportation
     Air Freight & Logistics                     --           554,278           --       554,278
  Consumer Services
     Education Services                          --           221,221           --       221,221
  Diversified Financials
     Specialized Finance                         --                --      770,628       770,628
  Insurance
     Life & Health Insurance                     --                --    5,595,400     5,595,400
  All Other Common Stocks                 5,770,199                --           --     5,770,199
Asset Backed Securities                          --         4,580,859           --     4,580,859
Collateralized Mortgage Obligations              --        10,649,496           --    10,649,496
Corporate Bonds
  Materials
     Steel                                       --         8,864,836       47,706     8,912,542
  Capital Goods
     Industrial Machinery                        --                --    2,561,417     2,561,417
  Insurance
     Reinsurance                                 --           937,523   28,385,573    29,323,096
  All Other Corporate Bonds                      --       545,443,331           --   545,443,331
U.S. Government and
  Agency Obligation                              --         3,649,734           --     3,649,734
Foreign Government Bonds                         --        45,580,429           --    45,580,429
Senior Floating Rate Loan Interests              --        23,689,533           --    23,689,533
Rights/Warrants                                  --                 1           --             1
Municipal Collateralized
  Debt Obligation                                --           550,428           --       550,428
-------------------------------------------------------------------------------------------------
Total                                $   14,685,091  $    676,076,540  $37,490,017  $728,251,648
=================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

-------------------------------------------------------------------------------------------------
                                        Level 1      Level 2           Level 3      Total
-------------------------------------------------------------------------------------------------
Other Financial Instruments
Unrealized appreciation on
  forward foreign
  currency contracts                    $        --  $        211,586  $        --  $    211,586
Unrealized depreciation on
  forward foreign
  currency contracts                             --        (1,165,941)          --    (1,165,941)
Unrealized appreciation on
  swap contracts                                 --           181,050           --       181,050
-------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments                 $        --  $       (773,305) $        --  $   (773,305)
=================================================================================================

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of April 30, 2016.

-------------------------------------------------------------------------------------------------
                                        Level 1      Level 2           Level 3      Total
-------------------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value            $        --  $      2,801,658  $        --  $  2,801,658
Restricted cash                                  --           345,474           --       345,474
Liabilities:
Variation margin on centrally
  cleared swap contracts                         --            (8,276)          --        (8,276)
-------------------------------------------------------------------------------------------------
Total:                                  $        --  $      3,138,856  $        --  $  3,138,856
=================================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

-------------------------------------------------------------------------------------------------
                                              Convertible
                                 Common       Corporate    Preferred  Corporate
                                 Stocks       Bonds        Stocks     Bonds         Total
-------------------------------------------------------------------------------------------------
Balance as of 10/31/15           $ 7,752,735  $39,144      $83,750    $ 51,484,941  $ 59,360,570
Realized gain (loss)(1)                   --       --           --          16,491        16,491
Change in unrealized
  appreciation (depreciation)(2)  (1,385,147)   4,839           --     (23,247,312)  (24,627,620)
Purchases                                 --       --           --      24,644,595    24,644,595
Sales                                     --       --           --     (21,904,019)  (21,904,019)
Transfers in to Level 3*                  --       --           --              --            --
Transfers out of Level 3*                 --       --           --              --            --
-------------------------------------------------------------------------------------------------
Balance as of 4/30/16            $ 6,367,588  $43,983      $83,750    $ 30,994,696  $ 37,490,017
=================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 4/30/16                                                            $ (22,974,327)
                                                                                   -------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 41

Statement of Assets and Liabilities | 4/30/16 (unaudited)

ASSETS:
  Investment in securities (cost $823,111,428)                           $  728,251,648
  Cash                                                                        2,252,711
  Foreign currencies, at value (cost $2,718,353)                              2,801,658
  Restricted cash*                                                              345,474
  Receivables --
     Investment securities sold                                               7,532,056
     Fund shares sold                                                           773,770
     Dividends                                                                   40,635
     Interest                                                                13,667,781
  Unrealized appreciation on forward foreign currency contracts                 211,586
  Other assets                                                                   50,725
----------------------------------------------------------------------------------------
          Total assets                                                   $  755,928,044
----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                     $   14,591,702
     Fund shares repurchased                                                  3,424,185
     Distributions                                                              535,419
     Trustee fees                                                                 5,034
  Swap contracts, premium received                                               34,044
  Variation margin on centrally cleared swap contracts                            8,276
  Unrealized depreciation on forward foreign currency contracts               1,165,941
  Due to affiliates                                                             230,141
  Accrued expenses                                                              180,856
----------------------------------------------------------------------------------------
          Total liabilities                                              $   20,175,598
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $1,298,139,544
  Distributions in excess of net investment income                           (1,418,713)
  Accumulated net realized loss on investments, swap contracts
     and foreign currency transactions                                     (465,416,508)
  Net unrealized depreciation on investments                                (94,859,780)
  Unrealized appreciation on swap contracts                                     181,050
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies            (873,147)
----------------------------------------------------------------------------------------
          Total net assets                                               $  735,752,446
----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $215,512,784/25,545,129 shares)                      $         8.44
  Class C (based on $201,001,425/23,888,368 shares)                      $         8.41
  Class Y (based on $319,238,237/38,544,843 shares)                      $         8.28
MAXIMUM OFFERING PRICE:
  Class A ($8.44 (divided by) 95.5%)                                     $         8.84
=======================================================================================

* Represents restricted cash deposited at the counterparty for derivative contracts

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

Statement of Operations (unaudited)

For the Six Months Ended 4/30/16

INVESTMENT INCOME:
  Interest                                                  $  33,096,492
  Dividends                                                       765,528
------------------------------------------------------------------------------------------
     Total investment income                                                $  33,862,020
------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $   2,766,905
  Transfer agent fees
     Class A                                                       14,024
     Class C                                                        5,208
     Class Y                                                       13,081
  Distribution fees
     Class A                                                      277,487
     Class C                                                    1,028,969
  Shareholder communication expense                               449,203
  Administrative expense                                          143,759
  Custodian fees                                                   17,534
  Registration fees                                                42,721
  Professional fees                                                27,912
  Printing expense                                                 18,507
  Fees and expenses of nonaffiliated Trustees                      19,216
  Miscellaneous                                                    80,333
------------------------------------------------------------------------------------------
     Total expenses                                                         $   4,904,859
------------------------------------------------------------------------------------------
        Net investment income                                               $  28,957,161
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                            $ (68,257,605)
     Swap contracts                                                41,016
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies         725,420   $ (67,491,169)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                            $  30,627,445
     Swap contracts                                               181,050
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        (826,460)  $  29,982,035
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     swap contracts and foreign currency transactions                       $ (37,509,134)
------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                      $  (8,551,973)
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 43

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended
                                                           4/30/16          Year Ended
                                                           (unaudited)      10/31/15
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $   28,957,161   $   74,158,414
Net realized gain (loss) on investments, written options,
  swap contracts and foreign currency transactions            (67,491,169)     (99,680,836)
Change in net unrealized appreciation (depreciation)
  on investments, written options, swap contracts
  and foreign currency transactions                            29,982,035      (56,915,601)
-------------------------------------------------------------------------------------------
      Net decrease in net assets resulting
         from operations                                   $   (8,551,973)  $  (82,438,023)
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.26 and $0.46 per share, respectively)    $   (6,938,287)  $  (16,116,373)
      Class B* ($0.00 and $0.02 per share, respectively)               --          (27,063)
      Class C ($0.23 and $0.40 per share, respectively)        (5,725,718)     (12,638,032)
      Class Y ($0.26 and $0.48 per share, respectively)       (12,654,166)     (30,502,564)
      Class Z** ($0.00 and $0.39 per share, respectively)              --         (230,464)
Tax return of capital:
      Class A ($0.00 and $0.08 per share, respectively)                --       (2,723,523)
      Class C ($0.00 and $0.08 per share, respectively)                --       (2,484,930)
      Class Y ($0.00 and $0.08 per share, respectively)                --       (4,980,188)
      Class Z** ($0.00 and $0.08 per share, respectively)              --          (33,644)
-------------------------------------------------------------------------------------------
         Total distributions to shareowners                $  (25,318,171)  $  (69,736,781)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares               $   62,390,858   $  225,138,161
Reinvestment of distributions                                  22,424,110       60,938,540
Cost of shares repurchased                                   (291,754,766)    (591,554,304)
-------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                           $ (206,939,798)  $ (305,477,603)
-------------------------------------------------------------------------------------------
      Net decrease in net assets                           $ (240,809,942)  $ (457,652,407)
NET ASSETS:
Beginning of period                                        $  976,562,388   $1,434,214,795
-------------------------------------------------------------------------------------------
End of period                                              $  735,752,446   $  976,562,388
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income           $   (1,418,713)  $   (5,057,703)
===========================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

-------------------------------------------------------------------------------------------
                           Six Months    Six Months
                           Ended         Ended
                           4/30/16       4/30/16             Year Ended    Year Ended
                           Shares        Amount              10/31/15      10/31/15
                           (unaudited)   (unaudited)         Shares        Amount
-------------------------------------------------------------------------------------------
Class A
Shares sold                    742,719   $      6,066,605      5,705,189   $    53,564,125
Reinvestment of
   distributions               764,907          6,263,956      1,834,846        16,763,907
Less shares repurchased     (5,384,176)       (44,153,543)   (16,272,631)     (149,194,095)
-------------------------------------------------------------------------------------------
      Net decrease          (3,876,550)  $    (31,822,982)    (8,732,596)  $   (78,866,063)
===========================================================================================
Class B*
Shares sold or exchanged            --   $             --             --   $            --
Reinvestment of
   distributions                    --                 --             --                --
Less shares repurchased             --                 --     (1,751,406)      (17,041,325)
-------------------------------------------------------------------------------------------
      Net decrease                  --   $             --     (1,751,406)  $   (17,041,325)
===========================================================================================
Class C
Shares sold                    482,506   $      3,913,190      1,679,200   $    15,503,386
Reinvestment of
   distributions               564,224          4,608,586      1,313,253        11,966,321
Less shares repurchased     (4,687,386)       (38,407,758)   (11,734,031)     (107,116,018)
-------------------------------------------------------------------------------------------
      Net decrease          (3,640,656)  $    (29,885,982)    (8,741,578)  $   (79,646,311)
===========================================================================================
Class Y
Shares sold                  6,468,845   $     52,411,063     17,127,325   $   154,449,905
Reinvestment of
   distributions             1,436,485         11,551,568      3,568,721        32,030,832
Less shares repurchased    (26,532,855)      (209,193,465)   (34,480,930)     (310,458,535)
-------------------------------------------------------------------------------------------
      Net decrease         (18,627,525)  $   (145,230,834)   (13,784,884)  $  (123,977,798)
===========================================================================================
Class Z**
Shares sold                         --   $             --        169,502   $     1,620,745
Reinvestment of
   distributions                    --                 --         18,590           177,480
Less shares repurchased             --                 --       (826,914)       (7,744,331)
-------------------------------------------------------------------------------------------
      Net decrease                  --   $             --       (638,822)  $    (5,946,106)
===========================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 45

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended       Year                   Year Ended     Year Ended     Year Ended
                                                    4/30/16     Ended       Year Ended 10/31/13       10/31/12       10/31/11
                                                    (unaudited) 10/31/15    10/31/14   (Consolidated) (Consolidated) (Consolidated)
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                $   8.64    $   9.79    $  10.13   $   10.13      $   9.83       $  10.53
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $   0.29(a) $   0.58(a) $   0.66   $    0.71      $   0.76       $   0.77
   Net realized and unrealized gain (loss)
      on investments                                   (0.23)      (1.19)      (0.34)      (0.02)         0.35          (0.70)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $   0.06    $  (0.61)   $   0.32   $    0.69      $   1.11       $   0.07
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                            $  (0.26)   $  (0.46)   $  (0.63)  $   (0.69)     $  (0.81)      $  (0.77)
   Tax return of capital                                  --       (0.08)      (0.03)         --            --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $  (0.26)   $  (0.54)   $  (0.66)  $   (0.69)     $  (0.81)      $  (0.77)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $  (0.20)   $  (1.15)   $  (0.34)  $      --      $   0.30       $  (0.70)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $   8.44    $   8.64    $   9.79   $   10.13      $  10.13       $   9.83
===================================================================================================================================
Total return*                                           0.77%      (6.36)%      3.16%       6.96%        11.89%          0.49%
Ratio of net expenses to average net assets             1.16%**     1.17%       1.13%       1.10%         1.10%          1.09%
Ratio of net investment income (loss)
   to average net assets                                7.14%**     6.31%       6.62%       6.97%         7.74%          7.37%
Portfolio turnover rate                                   30%**       32%         32%         33%           33%            52%
Net assets, end of period (in thousands)            $215,513    $254,056    $373,543   $ 531,829      $602,568       $648,746
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended       Year                   Year Ended     Year Ended     Year Ended
                                                    4/30/16     Ended       Year Ended 10/31/13       10/31/12       10/31/11
                                                    (unaudited) 10/31/15    10/31/14   (Consolidated) (Consolidated) (Consolidated)
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                $   8.62    $   9.76    $  10.10   $   10.10      $   9.80       $  10.49
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $   0.26(a) $   0.51(a) $   0.59   $    0.63      $   0.69       $   0.70
   Net realized and unrealized gain (loss)
      on investments                                   (0.24)      (1.17)      (0.34)      (0.01)         0.35          (0.69)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $   0.02    $  (0.66)   $   0.25   $    0.62      $   1.04       $   0.01
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                            $  (0.23)   $  (0.40)   $  (0.56)  $   (0.62)     $  (0.74)      $  (0.70)
   Tax return of capital                                  --       (0.08)      (0.03)         --            --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $  (0.23)   $  (0.48)   $  (0.59)  $   (0.62)     $  (0.74)      $  (0.70)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $  (0.21)   $  (1.14)   $  (0.34)  $      --      $   0.30       $  (0.69)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $   8.41    $   8.62    $   9.76   $   10.10      $  10.10       $   9.80
===================================================================================================================================
Total return*                                           0.30%      (6.96)%      2.43%       6.23%        11.17%         (0.13)%
Ratio of net expenses to average net assets             1.87%**     1.87%       1.83%       1.81%         1.78%          1.78%
Ratio of net investment income (loss)
   to average net assets                                6.43%**     5.61%       5.91%       6.26%         7.08%          6.72%
Portfolio turnover rate                                   30%**       32%         32%         33%           33%            52%
Net assets, end of period (in thousands)            $201,001    $237,163    $354,162   $ 420,932      $468,920       $460,476
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 47

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended       Year                   Year Ended     Year Ended     Year Ended
                                                    4/30/16     Ended       Year Ended 10/31/13       10/31/12       10/31/11
                                                    (unaudited) 10/31/15    10/31/14   (Consolidated) (Consolidated) (Consolidated)
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                $   8.49    $   9.62    $   9.96   $    9.96      $   9.66       $    10.35
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $   0.30(a) $   0.60(a) $   0.67   $    0.72      $   0.76       $     0.81
   Net realized and unrealized gain
      (loss) on investments                            (0.25)      (1.17)      (0.33)      (0.01)         0.37            (0.70)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $   0.05    $  (0.57)   $   0.34   $    0.71      $   1.13       $     0.11
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                            $  (0.26)   $  (0.48)   $  (0.65)  $   (0.71)     $  (0.83)      $    (0.80)
   Tax return of capital                                  --       (0.08)      (0.03)         --            --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $  (0.26)   $  (0.56)   $  (0.68)  $   (0.71)     $  (0.83)      $    (0.80)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $  (0.21)   $  (1.13)   $  (0.34)  $      --      $   0.30       $    (0.69)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $   8.28    $   8.49    $   9.62   $    9.96      $   9.96       $     9.66
===================================================================================================================================
Total return*                                           0.77%      (6.08)%      3.40%       7.27%        12.35%            0.85%
Ratio of net expenses to average net assets             0.88%**     0.87%       0.84%       0.82%         0.80%            0.74%
Ratio of net investment income (loss)
   to average net assets                                7.49%**     6.60%       6.88%       7.24%         8.03%            7.72%
Portfolio turnover rate                                   30%**       32%         32%         33%           33%              52%
Net assets, end of period (in thousands)            $319,238    $485,344    $682,911   $ 780,656      $945,946       $1,364,543
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

Notes to Financial Statements | 4/30/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust VII (the Trust), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 49

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale

50 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At April 30, 2016, nine securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 1.2% of net assets.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 51

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 7).

52 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2015, was as follows:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $59,414,496
     Return of capital                                               10,222,285
     ---------------------------------------------------------------------------
          Total                                                     $69,736,781
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2015:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Capital loss carryforward                                    $(397,912,964)
     Current year dividend payable                                     (668,299)
     Net unrealized depreciation                                   (129,935,691)
     ---------------------------------------------------------------------------
          Total                                                   $(528,516,954)
     ===========================================================================

     The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts, adjustments relating to catastrophe bonds, partnerships, interest on defaulted bonds, and interest accruals on preferred stock.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 53

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $9,151 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2016.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Insurance Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

54 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information.

     Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 55 governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

56 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at April 30, 2016 was $315,000 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at April 30, 2016, are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended April 30, 2016 was $29,453.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 57

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% on assets over $2 billion. For the six months ended April 30, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.66% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $42,543 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2016.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                $139,452
Class C                                                                  97,202
Class Y                                                                 212,549
--------------------------------------------------------------------------------
  Total                                                                $449,203
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $166,751 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at April 30, 2016.

58 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,847 in distribution fees payable to PFD at April 30, 2016.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2016, CDSCs in the amount of $4,333 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 10, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2016, the Fund had no borrowings under the credit facility.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 59

6. Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer term loans or the issuance or sale of debt obligations.

As of April 30, 2016, the Fund had two bridge loan commitments worth $3,210,145, which could be extended at the option of the borrower, pursuant to the following loan agreements:

-----------------------------------------------------------------------------------------------------
                                                                                      Unrealized
                                                                                      Appreciation
Loan                               Principal        Cost            Value             (Depreciation)
-----------------------------------------------------------------------------------------------------
Charter Communications
  Operating Co., Bridge Loan       $  449,420       $  449,420      $  449,420        $ --
CCO Holding Co., Bridge Loan        2,760,725        2,760,725       2,760,725          --
-----------------------------------------------------------------------------------------------------
  Total                            $3,210,145       $3,210,145      $3,210,145        $ --
=====================================================================================================

7. Forward Foreign Currency Contracts

At April 30, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended April 30, 2016 was $(20,972,416).

Open forward foreign currency contracts at April 30, 2016 were as follows:

-----------------------------------------------------------------------------------------------------
Currency                        Currency       In Exchange                  Settlement  Unrealized
Sold              Deliver       Purchased      for          Counterparty    Date        Appreciation
-----------------------------------------------------------------------------------------------------
USD                (1,253,144)  (MXN)           21,670,000  Brown Brothers  6/2/16      $      2,011
                                Mexican Peso                Harriman & Co.
(EUR) Euro         (3,136,096)  USD              2,805,000  Goldman Sachs   6/3/16            78,874
                                                            International
USD                (3,638,352)  (GBP) British    2,510,000  JP Morgan       5/3/16            28,258
                                Pound                       Chase Bank NA
                                Sterling
USD                (4,450,923)  (EUR) Euro       3,945,000  JP Morgan       6/3/16            70,665
                                                            Chase Bank NA
(GBP) British      (1,806,235)  USD              1,255,000  Societe         5/3/16            27,070
  Pound Sterling                                            Generale SA
USD                (2,994,011)  (MXN)           51,772,291  UBS, Ltd.       6/2/16             4,708
                                Mexican Peso
-----------------------------------------------------------------------------------------------------
Total                                                                                   $    211,586
=====================================================================================================

60 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

-----------------------------------------------------------------------------------------------------
Currency                        Currency    In Exchange                     Settlement  Unrealized
Sold             Deliver        Purchased   for             Counterparty    Date        Depreciation
-----------------------------------------------------------------------------------------------------
(MXN) Mexican        (314,423)  USD                 17,921  Citibank NA     6/2/16      $       (291)
  Peso
(GBP) British      (1,077,635)  USD              1,519,507  Citibank NA     5/3/16           (54,703)
  Pound
  Sterling
USD                (5,528,994)  (IDR)       73,174,332,265  Goldman Sachs   6/1/16            (3,447)
                                Indonesian                  International
                                Rupiah
RUB              (123,250,000)  USD              1,823,495  Goldman Sachs   5/13/16          (77,552)
  (Russian                                                  International
  Ruble)
JPY (Japanese     (99,971,272)  USD                892,801  JP Morgan       5/25/16          (44,480)
  Yen)                                                      Chase Bank NA
(GBP) British      (2,865,329)  USD              3,974,888  JP Morgan       5/3/16          (210,787)
  Pound
  Sterling                                                  Chase Bank NA
(EUR) Euro         (9,149,868)  USD             10,001,314  JP Morgan       6/3/16          (485,869)
                                                            Chase Bank NA
(MXN) Mexican    (170,841,063)  USD              9,631,159  JP Morgan       6/2/16          (264,181)
  Peso                                                      Chase Bank NA
ARS (Argentine    (12,008,250)  USD                810,000  JP Morgan       5/16/16          (24,631)
  Peso)                                                     Chase Bank NA
-----------------------------------------------------------------------------------------------------
Total                                                                                   $ (1,165,941)
=====================================================================================================

8. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 61

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2016.

----------------------------------------------------------------------------------------------------
                     Derivative Assets   Derivatives     Non-Cash       Cash           Net Amount
                     Subject to Master   Available for   Collateral     Collateral     of Derivative
Counterparty         Netting Agreement   Offset          Received (a)   Received (a)   Assets (b)
----------------------------------------------------------------------------------------------------
JPMorgan             $   98,923          $  (98,923)     $    --        $    --        $        --
 Chase
 Bank NA
Citibank NA              78,874             (78,874)          --             --                 --
Goldman                      --                  --           --             --                 --
 Sachs
UBS AG                    4,708                  --           --             --              4,708
Brown                     2,011                  --           --             --              2,011
 Brothers
 Harriman
 & Co.
Societe                  27,070                  --           --             --             27,070
 Generale SA
----------------------------------------------------------------------------------------------------
Total                $  211,586          $ (177,797)     $    --        $    --        $    33,789
====================================================================================================

62 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

----------------------------------------------------------------------------------------------------
                   Derivative Liabilities  Derivatives     Non-Cash     Cash         Net Amount
                   Subject to Master       Available for   Collateral   Collateral   of Derivative
Counterparty       Netting Agreement       Offset          Pledged (a)  Pledged (a)  Liabilities (c)
----------------------------------------------------------------------------------------------------
JPMorgan           $1,029,948              $  (98,923)     $    --      $    --      $   931,025
 Chase
 Bank NA
Citibank NA            54,994                      --           --           --           54,994
Goldman                80,999                 (78,874)          --           --            2,125
 Sachs
UBS AG                     --                      --           --           --               --
Brown                      --                      --           --           --               --
 Brothers
 Harriman
 & Co.
Societe                    --                      --           --           --               --
 Generale SA
----------------------------------------------------------------------------------------------------
Total              $1,165,941              $ (177,797)     $    --      $    --      $   988,144
====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 63

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2016 was as follows:

-----------------------------------------------------------------------------------------
                                                        Foreign
Statement of                    Interest    Credit      Exchange       Equity   Commodity
Assets and Liabilities          Rate Risk   Risk        Rate Risk      Risk     Risk
-----------------------------------------------------------------------------------------
Assets
 Unrealized appreciation
  of forward foreign
  currency contracts            $ --        $     --    $   211,586    $ --     $ --
 Unrealized appreciation
  of swap contracts               --         181,050             --      --       --
-----------------------------------------------------------------------------------------
 Total Value                    $ --        $181,050    $   211,586    $ --     $ --
=========================================================================================
Liabilities
 Unrealized depreciation
  of forward foreign
  currency contracts            $ --        $     --    $ 1,165,941    $ --     $ --
-----------------------------------------------------------------------------------------
 Total Value                    $ --        $     --    $ 1,165,941    $ --     $ --
=========================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2016 was as follows:

-----------------------------------------------------------------------------------------
                                                        Foreign
Statement                       Interest    Credit      Exchange       Equity   Commodity
of Operations                   Rate Risk   Risk        Rate Risk      Risk     Risk
-----------------------------------------------------------------------------------------
Net realized gain (loss) on
 Swap contracts                 $ --        $ 41,016    $        --    $ --     $ --
 Forward foreign
  currency contracts*             --              --      1,304,830      --       --
-----------------------------------------------------------------------------------------
 Total Value                    $ --        $ 41,016    $ 1,304,830    $ --     $ --
=========================================================================================
Change in net unrealized
appreciation
(depreciation) on
 Swap contracts                 $ --        $181,050    $        --    $ --     $ --
 Forward foreign
  currency contracts*             --              --     (1,211,019)     --       --
-----------------------------------------------------------------------------------------
 Total Value                    $ --        $181,050    $(1,211,019)   $ --     $ --
=========================================================================================

* Included in the amount shown on the Statement of Operations as foward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

11. Conversion of Class B and Class Z shares

As of the close of business on November 10, 2014, all outstanding Class B shares of the Pioneer funds were converted to Class A shares.

As of the close of business on August 7, 2015, all outstanding Class Z shares of the Pioneer funds were converted to Class Y shares.

64 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

Additional Information (unaudited)

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 65

Trustees, Officers and Service Providers

Trustees                                 Advisory Trustee
Thomas J. Perna, Chairman                Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                     Officers
Margaret B.W. Graham                     Lisa M. Jones, President and Chief
Marguerite A. Piret                         Executive Officer
Fred J. Ricciardi                        Mark E. Bradley, Treasurer and
Kenneth J. Taubes                           Chief Financial Officer
                                         Christopher J. Kelley, Secretary and
                                            Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

66 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

                           This page for your notes.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16 67

                           This page for your notes.

68 Pioneer Global High Yield Fund | Semiannual Report | 4/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19382-10-0616

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2016

* Print the name and title of each signing officer under his or her signature.